Execution Version 364-DAY BRIDGE LOAN AGREEMENT dated as of June 8, 2026 among INGREDION INCORPORATED, The LENDERS Party Hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent __________________________ JPMORGAN CHASE BANK, N.A., as Sole Bookrunner and Sole Arranger EXHIBIT 10.5

i TABLE OF CONTENTS Page ARTICLE I Definitions ................................................................................................................................ 1 SECTION 1.01. Defined Terms ................................................................................................. 1 SECTION 1.02. Classification of Loans and Borrowings ....................................................... 32 SECTION 1.03. Terms Generally ............................................................................................ 32 SECTION 1.04. Accounting Terms; GAAP ............................................................................ 33 SECTION 1.05. Interest Rates; Benchmark Notification ........................................................ 33 SECTION 1.06. [Reserved]. .................................................................................................... 34 SECTION 1.07. Divisions........................................................................................................ 34 ARTICLE II The Credits ............................................................................................................................ 34 SECTION 2.01. Commitments ................................................................................................ 34 SECTION 2.02. Loans and Borrowings .................................................................................. 34 SECTION 2.03. Requests for Borrowings ............................................................................... 35 SECTION 2.04. [Intentionally Omitted] .................................................................................. 36 SECTION 2.05. [Intentionally Omitted] .................................................................................. 36 SECTION 2.06. [Intentionally Omitted] .................................................................................. 36 SECTION 2.07. Funding of Borrowings ................................................................................. 36 SECTION 2.08. Interest Elections ........................................................................................... 36 SECTION 2.09. Termination and Reduction of Commitments ............................................... 37 SECTION 2.10. Repayment of Loans; Evidence of Debt ........................................................ 39 SECTION 2.11. Prepayment of Loans ..................................................................................... 39 SECTION 2.12. Fees ............................................................................................................... 40 SECTION 2.13. Interest ........................................................................................................... 41 SECTION 2.14. Alternate Rate of Interest; Illegality .............................................................. 42 SECTION 2.15. Increased Costs .............................................................................................. 44 SECTION 2.16. Break Funding Payments .............................................................................. 45 SECTION 2.17. Taxes ............................................................................................................. 46 SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs ...................... 49 SECTION 2.19. Mitigation Obligations; Replacement of Lenders ......................................... 50 SECTION 2.20. Defaulting Lenders ........................................................................................ 51 ARTICLE III Representations and Warranties ........................................................................................... 52 SECTION 3.01. Organization; Powers .................................................................................... 52 SECTION 3.02. Authorization; Enforceability ........................................................................ 52 SECTION 3.03. Governmental Approvals; No Conflicts ........................................................ 52 SECTION 3.04. Financial Condition; No Material Adverse Change ...................................... 53 SECTION 3.05. Properties ....................................................................................................... 53 SECTION 3.06. Litigation and Environmental Matters .......................................................... 53 SECTION 3.07. Compliance with Laws and Agreements ....................................................... 54 SECTION 3.08. Investment Company Status .......................................................................... 54

ii SECTION 3.09. Taxes ............................................................................................................. 54 SECTION 3.10. ERISA ........................................................................................................... 54 SECTION 3.11. Disclosure ...................................................................................................... 54 SECTION 3.12. Regulation U ................................................................................................. 54 SECTION 3.13. Anti-Corruption Laws and Sanctions ............................................................ 55 SECTION 3.14. Affected Financial Institutions ...................................................................... 55 SECTION 3.15. Plan Assets; Prohibited Transactions ............................................................ 55 SECTION 3.16. Outbound Investment Rules .......................................................................... 55 SECTION 3.17. Rubicon Acquisition Documents................................................................... 55 ARTICLE IV Conditions ............................................................................................................................ 56 SECTION 4.01. Effective Date ................................................................................................ 56 SECTION 4.02. Closing Date .................................................................................................. 57 SECTION 4.03. Actions during Certain Funds Period ............................................................ 58 ARTICLE V Affirmative Covenants .......................................................................................................... 58 SECTION 5.01. Financial Statements and Other Information ................................................. 59 SECTION 5.02. Notices of Material Events ............................................................................ 60 SECTION 5.03. Existence; Conduct of Business .................................................................... 60 SECTION 5.04. Payment of Tax Obligations .......................................................................... 61 SECTION 5.05. Maintenance of Properties; Insurance ........................................................... 61 SECTION 5.06. Books and Records; Inspection Rights .......................................................... 61 SECTION 5.07. Compliance with Laws .................................................................................. 61 SECTION 5.08. Use of Proceeds ............................................................................................. 62 SECTION 5.09. Target Refinancing ........................................................................................ 62 SECTION 5.10. Closing Date Bring Down Certificate ........................................................... 62 SECTION 5.11. Irrevocable Undertakings .............................................................................. 62 ARTICLE VI Negative Covenants ............................................................................................................. 62 SECTION 6.01. Subsidiary Indebtedness ................................................................................ 62 SECTION 6.02. Liens .............................................................................................................. 64 SECTION 6.03. Fundamental Changes; Asset Sales ............................................................... 66 SECTION 6.04. Maximum Leverage Ratio ............................................................................. 66 SECTION 6.05. Minimum Interest Coverage Ratio ................................................................ 67 SECTION 6.06. Outbound Investment Rules .......................................................................... 67 SECTION 6.07. Scheme and Offer .......................................................................................... 67 ARTICLE VII Events of Default ................................................................................................................ 69 SECTION 7.01. Events of Default ........................................................................................... 69 SECTION 7.02. Remedies Upon an Event of Default ............................................................. 71 SECTION 7.03. Application of Payments ............................................................................... 72 ARTICLE VIII The Administrative Agent ................................................................................................. 72 SECTION 8.01. Authorization and Action .............................................................................. 72

iii SECTION 8.02. Administrative Agent’s Reliance, Limitation of Liability, Etc ..................... 74 SECTION 8.03. Posting of Communications .......................................................................... 76 SECTION 8.04. The Administrative Agent Individually ........................................................ 77 SECTION 8.05. Successor Administrative Agent ................................................................... 77 SECTION 8.06. Acknowledgments of Lenders ....................................................................... 78 SECTION 8.07. Certain ERISA Matters ................................................................................. 80 SECTION 8.08. Borrower Communications ........................................................................... 81 ARTICLE IX Miscellaneous ...................................................................................................................... 82 SECTION 9.01. Notices ........................................................................................................... 82 SECTION 9.02. Waivers; Amendments .................................................................................. 83 SECTION 9.03. Expenses; Indemnity; Damage Waiver ......................................................... 86 SECTION 9.04. Successors and Assigns ................................................................................. 87 SECTION 9.05. Survival ......................................................................................................... 91 SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution ................... 91 SECTION 9.07. Severability.................................................................................................... 92 SECTION 9.08. Right of Setoff ............................................................................................... 92 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process ....................... 93 SECTION 9.10. WAIVER OF JURY TRIAL ......................................................................... 94 SECTION 9.11. Headings ........................................................................................................ 94 SECTION 9.12. Confidentiality ............................................................................................... 94 SECTION 9.13. Interest Rate Limitation ................................................................................. 95 SECTION 9.14. No Fiduciary Duty, etc .................................................................................. 95 SECTION 9.15. USA PATRIOT Act ...................................................................................... 96 SECTION 9.16. Conversion of Currencies .............................................................................. 96 SECTION 9.17. [Reserved] ..................................................................................................... 97 SECTION 9.18. [Reserved] ..................................................................................................... 97 SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ..................................................................................................... 97 SCHEDULES: Schedule 1.01 -- Pricing Schedule Schedule 2.01 -- Commitments Schedule 6.01 -- Existing Indebtedness Schedule 6.02 -- Existing Liens EXHIBITS: Exhibit A -- Form of Assignment and Assumption Exhibit B-1 -- Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit B-2 -- Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit B-3 -- Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes)

iv Exhibit B-4 -- Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit C -- Form of Closing Date Officer’s Certificate Exhibit D -- Form of Closing Date Bring Down Certificate

364-DAY BRIDGE LOAN AGREEMENT dated as of June 8, 2026, among INGREDION INCORPORATED, the LENDERS party hereto from time to time and JPMORGAN CHASE BANK, N.A., as Administrative Agent. The parties hereto agree as follows: PRELIMINARY STATEMENTS: WHEREAS, the Borrower has requested that JPMorgan Chase Bank, N.A., as the Administrative Agent and Initial Lender, enter into this Agreement in order to provide for a term loan on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “Acceptance Condition” means the condition with respect to the number of acceptances to the Offer which must be secured in order for the Offer to become or be declared unconditional as to acceptances. “Acquisition” means the acquisition, or any series of related acquisitions (by purchase, merger or otherwise), by the Borrower or any of its Subsidiaries of (a) the assets constituting a business, division, facility, product line or line of business of any Person not already a Subsidiary or (b) more than 50% of the capital stock or other equity of any such Person. “Administrative Agent” means JPMorgan. (or any of its designated branch offices or affiliates), in its capacity as administrative agent for the Lenders hereunder. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent to the Borrower or any Lender, as the context requires. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Related Person” has the meaning assigned to such term in Section 9.03(d).

2 “Agreement” means this 364-Day Bridge Loan Agreement, as amended, restated, amended and restated, modified or supplemented from time to time. “Agreement Currency” has the meaning assigned to such term in Section 9.16(b). “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.0% and (c) the Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1.0%; provided that for the purpose of this definition, the Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.0%, such rate shall be deemed to be 1.0% for purposes of this Agreement. “Ancillary Document” has the meaning assigned to such term in Section 9.06(b). “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery or corruption including the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), and the UK Bribery Act 2010. “Applicable Creditor” has the meaning assigned to such term in Section 9.16(b). “Applicable Lending Installation” has the meaning assigned to such term in Section 2.02(e). “Applicable Percentage” means, with respect to any Lender with respect to any Tranche of Loans or Commitments, the percentage of the total Commitments or total Outstanding Amount of such Tranche, as applicable, represented by such Lender’s Commitment or Outstanding Amount with respect to such Tranche; provided that in the case of Section 2.20 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the total Commitments or total Outstanding Amount of such Tranche, as applicable (disregarding any Defaulting Lender’s Commitment or Outstanding Amount), represented by such Lender’s Commitment or Outstanding Amount of such Tranche, as applicable. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the total Outstanding Amount of such Tranche, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination. “Applicable Rate” means, for any day, with respect to any Term Benchmark Loan, ABR Loan or, if applicable, RFR Loan, or with respect to the Ticking Fees payable hereunder, the applicable rate per annum set forth on Schedule 1.01 under the caption “Term Benchmark Spread,” “ABR Spread,” “RFR Spread,” or “Ticking Fee Rate,” as the case may be, based upon the Ratings.

3 “Approved Borrower Portal” has the meaning assigned to such term in Section 8.08(a). “Approved Electronic Platform” has the meaning assigned to such term in Section 8.03(a). “Approved Fund” has the meaning assigned to such term in Section 9.04(b). “Arranger” means JPMorgan Chase Bank, N.A, in its capacity as sole arranger and sole bookrunner hereunder. “Asset Sale” means any sale, transfer, lease or other disposition with respect to any assets of the Borrower or any of its Subsidiaries, except any Excluded Asset Sale. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.14. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the

4 enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Benchmark” means, initially, with respect to any (i) RFR Loan, the Daily Simple SOFR or (ii) Term Benchmark Loan, the Term SOFR Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Daily Simple SOFR or Term SOFR Rate, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.14. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent in consultation with the Borrower decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent in consultation with the Borrower decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents).

5 “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to

6 provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clause (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.14 and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.14. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrowed Debt” of any Person means the sum, without duplication, of (a) all Indebtedness of such Person for borrowed money and Indebtedness of such Person evidenced by bonds, debentures, notes or other similar instruments, plus (b) all Receivables Transaction Attributed Indebtedness and Permitted Commodity Repurchase Agreement Indebtedness of such Person, plus (c) all Indebtedness, contingent or otherwise, of such Person in respect of letters of credit, letters of guaranty, bankers’ acceptances or similar extensions of credit, plus (d) all Capital Lease Obligations of such Person, plus (e) any monetary obligation of such Person under a synthetic, off-balance sheet or tax retention lease or any other monetary obligation arising under a similar transaction, plus (f) all Guarantees by such Person of Borrowed Debt of others, plus (g) all Permitted Receivable Sales Transaction Indebtedness. “Borrower” means the Company. “Borrower Communications” has the meaning assigned to such term in Section 8.08. “Borrowing” means Loans of the same Type and Tranche, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

7 “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03, which shall be substantially in the form approved by the Administrative Agent and the Borrower prior to the Effective Date. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan, and (b) in relation to Loans referencing the Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Term SOFR Rate or any other dealings of such Loans referencing the Term SOFR Rate. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Certain Funds Covenant” means (with respect to the Borrower only and not, for the avoidance of doubt, in respect of any obligation of any other Subsidiary of the Borrower, the Target or any subsidiary of the Target to take, or refrain from taking, any action or in respect of any procurement obligation on the part of the Borrower in respect of the Target or any subsidiary of the Target) any covenant under any of Sections 6.02, 6.03, and 6.07 (excluding clauses (a)(iv), (a)(v), (a)(vii) and (a)(ix)). “Certain Funds Event of Default” means (with respect to the Borrower only and not, for the avoidance of doubt, in respect of any obligation of any other Subsidiary of the Borrower, the Target or any subsidiary of the Target to take, or refrain from taking, any action or in respect of any procurement obligation on the part of the Borrower in respect of the Target or any subsidiary of the Target) any Event of Default under Section 7.01 paragraphs (a), (b) (insofar as it relates to the payment of interest under the Credit Documents or fees pursuant to Section 2.12 that are due and payable on or before the Closing Date), (c) (insofar as it relates to a breach of any Certain Funds Representation), (d) (insofar as it relates to a breach of any Certain Funds Covenant), (e) (insofar as it relates to a breach of any Certain Funds Covenant), (h) (but excluding, in relation to involuntary cases or proceedings, any Event of Default caused by frivolous or vexatious (and in either case, lacking in merit) action, proceeding or petition in respect of which no order or decree in respect of such involuntary case or proceedings shall have been entered into), (i), and (j). “Certain Funds Period” means the period from and including the date of this Agreement to and including the first to occur of: (a) midnight on the Long-Stop Date; (b) if the Rubicon Acquisition is effected by way of a Scheme, midnight on the date falling 20 days after the Scheme Effective Date or, if later, the date immediately following any extension of the period for settlement of consideration agreed by the Target and the Borrower; (c) midnight on the date upon which a Scheme lapses, terminates or is withdrawn or the Scheme is not sanctioned by the Court (unless, prior to such date, the Borrower has notified the Administrative Agent it intends to launch a new Scheme or an Offer and a Press Release is issued by or on behalf of the Borrower and/or the Target announcing the terms of a new Scheme or an Offer pursuant to Rule 2.7 of the Takeover Code within five Business Days of such date);

8 (d) midnight on the date upon which an Offer lapses, terminates or is withdrawn (unless, prior to such date, the Borrower has notified the Administrative Agent it intends to launch a Scheme or a new Offer and a Press Release is issued by or on behalf of the Borrower and/or the Target announcing the terms of the Scheme or new Offer pursuant to Rule 2.7 of the Takeover Code within five Business Days of such date); and (e) the date which is 20 days after the later of (i) the date on which the Offer has become or has been declared unconditional in all respects; and (ii) the date on which the Offer has closed for acceptances (unless, in each case, a Squeeze-Out has commenced before such date). “Certain Funds Purposes” means: (a) where the Rubicon Acquisition proceeds by way of a Scheme: (i) payment (directly or indirectly) of the cash consideration payable by the Borrower to the holders of the Scheme Shares in consideration for the Scheme Shares being acquired by the Borrower; (ii) payment (directly or indirectly) of the cash consideration payable to holders of options to acquire Target Shares pursuant to any share option schemes, share plans or awards in consideration for the acquisition and/or cancellation of such options or awards; (iii) (directly or indirectly) the Target Refinancing; and (iv) payment (directly or indirectly) of the fees, costs and expenses in respect of the Transactions (including stamp duty and stamp duty reserve tax, if any); or (b) where the Rubicon Acquisition proceeds by way of an Offer: (i) payment (directly or indirectly) of the cash consideration payable by the Borrower to the holders of the Target Shares which are the subject of the Offer in consideration for the acquisition of such Target Shares pursuant to the Offer; (ii) payment (directly or indirectly) of the cash consideration payable to the holders of Target Shares pursuant to the exercise by the Borrower of the Squeeze-Out Rights; (iii) payment (directly or indirectly) of the cash consideration payable to holders of options to acquire Target Shares pursuant to any proposal in respect of those options (or other awards) as required by the Takeover Code; (iv) (directly or indirectly) the Target Refinancing; and (v) payment (directly or indirectly) of the fees, costs and expenses in respect of the Transactions (including stamp duty and stamp duty reserve tax). “Certain Funds Representation” means (with respect to the Borrower only and not, for the avoidance of doubt, in respect of any obligation of any other Subsidiary of the Borrower, the Target or any subsidiary of the Target to take, or refrain from taking, any action) any representation and/or warranty under any of Sections 3.01(i) (but with respect to good standing, only to the extent a breach would not have a material adverse effect on the Borrower’s ability to perform and comply with its monetary obligations under

9 this Agreement and each other Credit Document), 3.02, 3.03(b) (solely with respect to material applicable laws and regulations, or the charter, by-laws or other organizational documents of Borrower) and 3.03(c)(x). “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (as beneficial ownership, person and group are defined for purposes of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of Equity Interests representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated or approved by the board of directors of the Company nor (ii) appointed or approved by a majority of directors so nominated or approved; or (c) the acquisition of direct or indirect Control of the Company by any such person or group. “Change in Law” means the occurrence, after the date of this Agreement (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline or directive (whether or not having the force of law) in each case by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, implemented or issued. “Charges” has the meaning assigned to such term in Section 9.13. “Clean-up Date” has the meaning set forth in Article VII. “Closing Date” means the first date of a Borrowing following the time at which all conditions precedent in Section 4.02 are satisfied, or waived in accordance with Section 9.02. “Closing Date Officer’s Certificate” means a certificate substantially in the form of Exhibit C, dated as of the Closing Date, and signed by a Responsible Officer of the Borrower, certifying that: (a) the condition set forth in Section 4.02(e) has been satisfied; and (b) (i) in the case of an Offer, that the Minimum Acceptance Level has been achieved and the Offer Unconditional Date has occurred; (ii) in the case of the Scheme, that the Scheme Effective Date has occurred; and (iii) in either case, the other applicable requirements of Section 4.02(d) have been satisfied. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986, as amended from time to time.

10 “Commitment” means the Tranche A Commitments and the Tranche B Commitments. “Commodity” means any commodity or inventory, including, without limitation, wheat, corn, and soybeans and/or products related to each of the foregoing and any commodity or inventory which replaces, substitutes for or is exchanged for any such commodity or inventory under the applicable Commodity Repurchase Agreement. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Commodity Repurchase Agreement” means any (a) commodity repurchase agreement, commodity reverse repurchase agreement or commodity spot and/or forward agreement with an embedded right of either party or both parties to require the sale or repurchase, or similar agreement, with respect to any Commodity entered into between the Company or any of its Subsidiaries and an Eligible Repurchase Counterparty, and (b) futures contract, exchange-for-risk, exchange-for-physical, exchange-for-swap or similar agreement in respect of Commodities entered into between the Company or any of its Subsidiaries and a commodity exchange (or any broker or other intermediary in respect of transactions on that exchange) in connection therewith or to hedge the risk thereof. “Commodity Repurchase Agreement Property” means an Eligible Repurchase Counterparty’s right, title, and interest in (a) all Commodities purchased or sold pursuant to a Commodity Repurchase Agreement, (b) all Commodities substituted for such Commodities in accordance with any Commodity Repurchase Agreement, (c) commingled or identified amounts of Commodities, if applicable, to the extent of the Commodities expressed to be purchased or sold pursuant to a Commodity Repurchase Agreement, (d) negotiable warehouse receipts or other negotiable documents issued in the name, or to the order, of the Eligible Repurchase Counterparty in connection with such Commodity, (e) any futures contract exchanged in connection with a Commodity Repurchase Agreement pursuant to a Commodity Repurchase Agreement, and (f) all products and proceeds of the foregoing as to all of the foregoing, whether now owned or hereafter acquired and wherever located. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Credit Document or the transactions contemplated therein which is distributed by the Administrative Agent or any Lender by means of electronic communications pursuant to Section 9.01, including through an Approved Electronic Platform. “Company” means Ingredion Incorporated, a Delaware corporation. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period, an amount equal to consolidated net income (or net loss) of the Company and its Subsidiaries plus, to the extent deducted in determining consolidated net income (or net loss) for such period, the sum of (a) net interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) non-cash charges and expenses, (f) extraordinary, unusual, non-recurring or one-time cash expenses, losses and charges in an aggregate amount not to exceed 10% of Consolidated EBITDA (calculated before giving effect to any amounts added back pursuant to this clause (f)) in any four fiscal quarter period, (g) net income attributable to non-controlling interests and (h) expenses and fees paid to unaffiliated third parties and incurred during such period in connection with acquisitions, dispositions, investments and debt or equity issuances (whether or not

11 consummated), minus, to the extent included in determining consolidated net income (or net loss) for such period, the sum of (w) all cash payments made during such period on account of non-cash charges or expenses that were accruals or reserves added to consolidated net income pursuant to clause (e) above in a prior period, (x) any non-cash gains or items of income for such period, (y) net loss attributable to non- controlling interests and (z) extraordinary, unusual, non-recurring or one-time cash gains or items of income for such period in an aggregate amount not to exceed 10% of Consolidated EBITDA (calculated before giving effect to any amounts deducted pursuant to this clause (z)), in each case determined in accordance with GAAP by reference to the consolidated financial statements of the Company required to be delivered pursuant to the Credit Documents. If the Company or a Subsidiary consummates or has consummated a Material Acquisition or a Material Disposition at any time since the commencement of such period but on or prior to the applicable date of determination, then, for the purposes of calculating the financial covenants set forth in Sections 6.04 and 6.05 for the applicable period, Consolidated EBITDA for such period shall be adjusted on a pro forma basis to give effect to such Material Acquisition or a Material Disposition as though such Material Acquisition or a Material Disposition had been consummated as of the first day of such period; provided that with respect to any Material Acquisition, such pro forma adjustments (including any prorated amounts necessary to give effect to such Material Acquisition for all of such period) shall, with respect to the acquired entity or business, be based on the financial information (such as internal monthly reports) available to (and in good faith relied upon by) the Company. “Consolidated Net Assets” means, as of the date of any determination thereof, total assets of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date minus goodwill of the Company and its Subsidiaries as of such date. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding any Business Day adjustment) as such Available Tenor. “Court” means the High Court (Insolvency & Companies Court (Chancery Division of the High Court of England and Wales)) based in London. “Court Meeting” means the meeting or meetings of Scheme Shareholders (or any adjournment thereof), to be convened at the direction of the Court pursuant to the UK Companies Act 2006 for the purposes of considering and, if thought fit, approving the Scheme (with or without amendment), including any adjournment thereof. “Court Order” means the order of the Court sanctioning the Scheme. “Credit Documents” means this Agreement, after the execution and delivery thereof pursuant to the terms of this Agreement, each promissory note, if any, delivered pursuant to Section 2.10(e), the Fee and Syndication Letter and each other document from time to time designated as such by the Company and the Administrative Agent and, in each case of the foregoing, any amendments, modifications or supplements thereto or waivers thereof. “Credit Party” means the Administrative Agent or any Lender.

12 “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, the “SOFR Determination Date”) that is four (4) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. Notwithstanding the foregoing, if the Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Debt Issuance” means the borrowing, issuance or other incurrence of Borrowed Debt (including hybrid debt securities and debt securities convertible into equity), in each case, by the Borrower or its Subsidiaries, except Excluded Debt. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans or (ii) pay over to any Specified Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Specified Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after reasonable request by a Specified Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Specified Party’s receipt of such certification in form and substance reasonably satisfactory to it and the Administrative Agent, or (d) has, or has a direct or indirect parent company that has, become the subject of (i) a Bankruptcy Event at a time it has an unfunded Commitment or (ii) a Bail-In Action. “Dollars” or “$” refers to lawful money of the United States of America. “Duration Fees” has the meaning set forth in Section 2.09(b). “ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission.

13 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Electronic Delivery” has the meaning assigned to such term in Section 5.01. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Repurchase Counterparty” means, with respect to any Commodity Repurchase Agreement, a Person that is a Lender or an Affiliate of any Lender who, in the ordinary course of its business, purchases, sells or hedges the Commodity that is the subject of the applicable Commodity Repurchase Agreement, and who, with respect to any exchange for swap transaction, qualifies as an ECP. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating to the environment, the management, release or threatened release of any Hazardous Material or to health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “Equity Issuance” means the issuance of any Equity Interest (including equity-linked securities) of the Borrower or any of its Subsidiaries to any Person, except any Excluded Equity Issuance.

14 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (b) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of such proceedings, (c) the Company or any ERISA Affiliate shall have incurred, or is reasonably expected to incur, any liability pursuant to Title I or Title IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans or (d) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excluded Asset Sale” means (a) sales, transfers, leases or other dispositions in the ordinary course of business, (b) sales, transfers, leases or other dispositions among the Borrower and/or its Subsidiaries, (c) sales, transfers, leases or other dispositions from any casualty or condemnation event, (d) sales, transfers, leases or other dispositions constituting sale-leaseback transactions in the ordinary course of business, (e) any Permitted Receivables Sales Transaction, (f) any Permitted Securitization, (g) any Permitted Commodity Repurchase Agreement Indebtedness, (h) the divestment of an up to 55% ownership interest in Rafhan Maize Products Co. Ltd. and (i) other sales, transfers, leases or other dispositions generating Net Cash Proceeds which do not exceed $100,000,000 in the aggregate. “Excluded Debt” means (a) issuances under short-term commercial paper programs, (b) ordinary course trade or customer related financing, deferred purchase price programs, capital leases, letters of credit and purchase money and equipment financings and bilateral credit lines of Subsidiaries organized under the laws of a jurisdiction outside of the United States, (c) intercompany debt among the Borrower and/or its Subsidiaries, (d) borrowings under the Existing Credit Agreement and any amendment, restatement, amendment and restatement, extension, refinancing or replacement thereof; provided that (i) the aggregate commitments under the Existing Credit Agreement, as may be amended, restated, amended and restated, extended, refinanced or replaced from time to time, shall not exceed the aggregate commitments in effect on the date hereof and (ii) any borrowings under the Existing Credit Agreement used to fund the Rubicon Acquisition, as certified by the Borrower in good faith to the Administrative Agent at the time of any such borrowing, shall not constitute Excluded Debt, (e) to the extent constituting Borrowed Debt, Receivables Transaction Attributed Indebtedness, Permitted Receivables Sales Transaction Indebtedness and Permitted Commodity Repurchase Agreement Indebtedness, (f) the issuance of up to $500,000,000 principal amount of senior notes or term loans to, among other things, refinance the Borrower’s $500,000,000 3.200% senior notes due October 2026, (g) Indebtedness assumed pursuant to any acquisition and not incurred in contemplation thereof, and (h) other incurrences of Indebtedness not to exceed $100,000,000 in the aggregate the proceeds of which are not used to fund the Rubicon Acquisition.

15 “Excluded Equity Issuance” means any issuance of Equity Interests (a) pursuant to any employee equity compensation plan or agreement or other employee equity compensation arrangement, any employee benefit plan or agreement or other employee benefit arrangement or any non-employee director equity compensation plan or agreement or other non-employee director equity compensation arrangement or pursuant to the exercise or vesting of any employee or director stock options, restricted stock units, warrants or other equity awards, (b) transferred directly as consideration in connection with any acquisition, divestiture or joint venture arrangement, (c) to or by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, (d) constituting directors’ qualifying shares and (e) pursuant to any direct stock purchase and dividend reinvestment plans. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f); and (d) any U.S. Federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Revolving Credit Agreement dated as of August 27, 2025 among the Company, JPMorgan, as administrative agent, and the lenders party thereto, as amended or otherwise modified prior to the date hereof. “Existing Ingredion Notes” means the Borrower’s (i) 3.200% Senior Notes, due October 1, 2026 issued pursuant to the Ninth Supplemental Indenture, dated as of September 22, 2016, by and among the Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee; (ii) 2.900% Senior Notes, due June 1, 2030 issued pursuant to the Tenth Supplemental Indenture, dated as of May 13, 2020, by and among the Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee; (iii) 6.625% Senior Notes, due April 15, 2037 issued pursuant to the Fourth Supplemental Indenture, dated as of April 10, 2007 by and among the Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee, and the Seventh Supplemental Indenture, dated as of September 17, 2010, by and among the Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee; and (iv) 3.900% Senior Notes, due June 1, 2050 issued pursuant to the Eleventh Supplemental Indenture, dated as of May 13, 2020, by and among the Borrower and The Bank of New York Mellon Trust Company, N.A., as trustee. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any intergovernmental agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

16 “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. “Fee and Syndication Letter” means the fee and syndication letter agreement, dated as of the date hereof, among the Borrower and the Arranger. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company. “Floor” means the benchmark rate floor, if any, provided in this Agreement (as of the Effective Date, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate or the Daily Simple SOFR, as applicable. For the avoidance of doubt, the Floor as of the Effective Date for each of the Term SOFR Rate and the Daily Simple SOFR shall be zero. “Foreign Lender” means any Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia. “GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America or any political subdivision thereof, whether state or local, any foreign nation and any agency, authority, instrumentality, regulatory body, court, central bank or other entity similar to any of the foregoing exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including any applicable supranational bodies (such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any direct or indirect liability, contingent or otherwise, of the guarantor with respect to any Indebtedness or other obligation of another Person (the “primary obligor”), including, without limitation, any such obligation directly or indirectly guaranteed by the guarantor, or in respect of which the guarantor is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by the guarantor through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the primary obligor of such obligation. The amount of any Guarantee made by any guarantor shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (b) the maximum amount for which such guarantor may be liable pursuant to the terms of the instrument embodying such Guarantee, unless (in the case of a primary obligation that is not Indebtedness) such primary obligation and the maximum amount for which such guarantor may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such guarantor’s maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

17 “Hazardous Materials” means all petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, radon gas and any other chemicals, materials or substances designated, classified or regulated as being “hazardous” or “toxic,” or words of similar import, under any Environmental Law. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) [reserved], (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) trade payables incurred in the ordinary course of business, (ii) deferred compensation payable to directors, officers, employees or consultants in an aggregate outstanding amount not greater than $30,000,000 at any time and (iii) any purchase price adjustment or earnout incurred in connection with an Acquisition, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout becomes payable), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, provided that to the extent recourse is limited to recovery against a specific asset, the amount of such Indebtedness shall be the lesser of (x) the amount of any such Lien and (y) the fair market value of such asset, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) all Receivables Transaction Attributed Indebtedness and Permitted Commodity Repurchase Agreement Indebtedness of such Person, (l) all net obligations of such Person under any Swap Agreement, (m) any monetary obligation of such Person under a synthetic, off-balance sheet or tax retention lease or any other monetary obligation arising under a similar transaction and (n) Permitted Receivable Sales Transaction Indebtedness. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under any Credit Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Ineligible Institution” has the meaning set forth in Section 9.04(b)(ii)(E). “Information” has the meaning assigned to such term in Section 9.12. “Initial Lender” has the meaning set forth in the preamble hereto. “Interest Coverage Ratio” means as of the end of any fiscal quarter of the Company, the ratio of Consolidated EBITDA to net interest expense of all Indebtedness of the Company and its Subsidiaries, in each case for the period of the four fiscal quarters then ended, computed on a consolidated basis for the Company and its Subsidiaries. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08, which shall be substantially in the form approved by the Administrative Agent and separately provided to the Company. “Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and the Maturity Date, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such

18 month) and the Maturity Date and (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period (or, if there is no such numerically corresponding day in such month, then the last day of such month), and the Maturity Date. “Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months (or, to the extent available and agreed to by all Lenders, six or twelve months as the Borrower may elect) thereafter (in each case, subject to the availability of the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Irrevocable Undertakings” means the irrevocable undertakings (if any) in favor of the Borrower by the Target directors and certain Target Shareholders in connection with the Rubicon Acquisition. “JPMorgan” means JPMorgan Chase Bank, N. A., a national banking association, and its successors. “Judgment Currency” has the meaning assigned to such term in Section 9.16(b). “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lender-Related Person” has the meaning assigned to such term in Section 9.03(b). “Lenders” means the Initial Lender and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or pursuant to Section 2.09(d), other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise. “Leverage Ratio” means, as of any Measurement Date, the ratio of Net Borrowed Debt as of such Measurement Date to Consolidated EBITDA for the most recently completed four fiscal quarters of the Company, computed on a consolidated basis for the Company and its Subsidiaries. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

19 “LLC” means any Person that is a limited liability company under the laws of its jurisdiction of formation. “Loans” means, as applicable, each of the Tranche A Loans and Tranche B Loans made by the Lenders to the Borrower pursuant to this Agreement and all such loans collectively. “Local Time” means New York City time. “Long-Stop Date” means February 2, 2028, as such date may be extended by the Borrower or the Target as set forth in the Offer Press Release; provided that the Long-Stop Date shall be no later than August 3, 2028. “Material Acquisition” means any Acquisition for aggregate consideration in excess of $100,000,000. “Materially Adverse Amendment” means a modification, amendment or waiver to or of the terms or conditions (including the treatment of a condition as having been satisfied) of the Rubicon Acquisition Documents compared to the terms and conditions that are included in the draft of the Press Release delivered to the Administrative Agent in accordance with Section 4.01(f) that is materially adverse to the interests of the Lenders (taken as a whole); it being acknowledged (except as agreed in writing by the Arranger) that an increase to the purchase price for the Target Shares would be materially adverse to the Lenders, unless it is demonstrated that such increase will be funded entirely (directly or indirectly) by the subscription for shares in, or subordinated loans to, the Borrower; provided, that any modification, amendment or waiver (including the treatment of a condition as having been satisfied) that (i) relates to a condition which the Borrower reasonably considers that it would not be entitled, in accordance with Rule 13.5(a) of the Takeover Code, to invoke so as to cause the Scheme or Offer (as applicable) not to proceed, (ii) is required pursuant to a determination by the Takeover Panel or the Court (as applicable) or (iii) reduces the Acceptance Condition to not less than the Minimum Acceptance Level in accordance with Section 6.07(a)(ii), in each case, shall not be a Materially Adverse Amendment. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the Company and the Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or the other Credit Documents or (c) the rights or remedies of the Administrative Agent or the Lenders under this Agreement or any other Credit Document. “Material Disposition” means the disposition (by asset sale, merger or otherwise) by the Company or any of its Subsidiaries of any assets or property, including capital stock or other equity of any Subsidiary, in each case for an aggregate consideration in excess of $100,000,000. “Material Indebtedness” means Indebtedness (other than the Loans) or obligations in respect of one or more Swap Agreements of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $250,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Material Subsidiary” means a Subsidiary which either (i) has 5% or more of the assets (valued at the greater of book or fair market value) of the Company and its Subsidiaries determined on a

20 consolidated basis as of the fiscal quarter end next preceding the date of determination or (ii) is responsible for 5% or more of consolidated net sales of the Company and its Subsidiaries for the four quarter period ending on the fiscal quarter end next preceding the date of determination. “Maturity Date” means the earlier of (a) the date that is 364 days after the Closing Date (or if such date is not a Business Day, the Business Day immediately preceding such date) and (b) any earlier date on which the Loans become due and payable pursuant to the terms hereof. “Maximum Rate” has the meaning assigned to such term in Section 9.13. “Measurement Date” means the last day of each fiscal quarter of the Company. “Minimum Acceptance Level” has the meaning set forth in Section 6.07(a)(ii). “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Borrowed Debt” means (a) Borrowed Debt of the Company and its Subsidiaries, on a consolidated basis, calculated in accordance with GAAP minus (b) an amount (not less than zero) equal to (i) the amount of cash on the consolidated balance sheet of the Company minus (ii) $50,000,000; provided that, for purposes of determining Net Borrowed Debt at any time after the definitive agreement for any Material Acquisition shall have been executed, any Indebtedness that has been incurred for the purpose of financing the consideration payable upon the consummation of such Material Acquisition shall be disregarded until the earliest to occur of any of the following: (A) such Material Acquisition shall have been consummated, (B) such Indebtedness has been outstanding for more than 15 months or (C) the definitive agreement for such acquisition is terminated. “Net Cash Proceeds” means: (a) with respect to any Asset Sale, the aggregate amount of all cash (which term, for the purpose of this definition, shall include cash equivalents) proceeds (including any cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment or otherwise, but only as and when received) actually received in respect of such Asset Sale net of (i) all reasonable attorneys’ fees, accountants’ fees, brokerage, consultant and other customary fees and commissions, title and recording tax expenses incurred in connection therewith, (ii) all Taxes paid or reasonably estimated to be payable as a result thereof (including taxes resulting from the repatriation of such cash proceeds from a Subsidiary organized outside of the United States), (iii) all payments made, and all installment payments required to be made, with respect to any obligation (A) that is secured by any assets subject to such Asset Sale in accordance with the terms of any Lien upon such assets or (B) that must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable laws, be repaid out of the proceeds from such Asset Sale, (iv) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale, or to any other Person (other than the Borrower or any of its Subsidiaries) owning a beneficial interest in the assets disposed of in such Asset Sale, (v) the amount of any reserves established by the Borrower or any of its Subsidiaries in accordance with generally accepted accounting principles to fund purchase price or similar adjustments, indemnities or liabilities, contingent or otherwise, reasonably estimated to be payable in connection with such Asset Sale (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (vi) any funded escrow established pursuant to the documents evidencing any such Asset Sale to secure any indemnification obligations or adjustments to the purchase price associated with any such Asset Sale (provided that to the extent that any amounts are released

21 from such escrow to the Borrower or a Subsidiary, such amounts net of any related expenses shall constitute Net Cash Proceeds) and (vii) any cash proceeds arising from an Asset Sale by a Subsidiary organized outside of the United States to the extent that (x) the repatriation thereof would be unlawful, as reasonably determined by the Borrower or (y) material adverse tax consequences would result from the repatriation thereof; provided, further, that such Net Cash Proceeds of Asset Sales shall not include proceeds of any Asset Sale received to the extent reinvested (or committed to be reinvested) in other assets used or useful in the business of the Borrower or any of its Subsidiaries (including any investments and acquisitions) within nine months of receipt of such proceeds or, if so committed within such period, reinvested within three months thereafter; and (b) with respect to any Equity Issuance or Debt Issuance, the aggregate amount of all cash proceeds actually received in respect of such Equity Issuance or Debt Issuance, net of reasonable fees, expenses, costs, underwriting discounts and commissions incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof. “Non-Consenting Lender” means any Lender that does not approve any proposed consent, waiver, amendment or modification that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.02 and (b) has been approved by the Required Lenders. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. (New York City time) on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org or any successor source. “Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; and (b) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower owing to the Administrative Agent or any Lender of every kind, nature and description, under or in respect of this Agreement or any other Credit Document, including, without limitation, the fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. Without limiting the foregoing, the Obligations include the obligation to pay or reimburse, as applicable, principal, interest, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Credit Document. “Offer” means a “takeover offer” within the meaning of section 974 of the UK Companies Act 2006 to be made by or on behalf of the Borrower in accordance with the Takeover Code and the UK Companies Act 2006 to acquire all of the Target Shares other than any Target Shares that at the date of the offer are already held by, or by a nominee for, the Borrower or its subsidiary (as that offer may be amended, revised, varied, extended or renewed in accordance with the terms of this Agreement) which, for the avoidance of doubt, is not effected by way of a Scheme.

22 “Offer Documents” means (i) the Offer Press Release, (ii) the offer documents to be sent by the Borrower to the holders of Target Shares in the manner required by Rule 24.1 of the Takeover Code, any revision or amendment to an Offer and any other material document sent by the Borrower to Target Shareholders in relation to the terms and conditions of an Offer and (iii) any other document designated as an “Offer Document” by the Administrative Agent and the Borrower. “Offer Press Release” means the press release announcing, by or on behalf of the Borrower, a firm intention on the part of the Borrower to make an offer to acquire shares in the Target pursuant to an Offer in accordance with Rule 2.7 of the Takeover Code (including any subsequent announcement and any amendment, replacement, revision, restatement, supplement or modification from time to time) in accordance with the terms of this Agreement. “Offer Unconditional Date” means the date on which the Offer becomes or is declared unconditional in all respects. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Outstanding Amount” means Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c).

23 “Patriot Act” has the meaning assigned to such term in Section 9.15. “Payment” has the meaning assigned to such term in Section 8.06(c). “Payment Notice” has the meaning assigned to such term in Section 8.06(c). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Commodity Repurchase Agreement Indebtedness” means, at any time, any obligations of the Company or any of its Subsidiaries outstanding under a Commodity Repurchase Agreement that on any date of determination would be characterized as principal if such Commodity Repurchase Agreement were structured as a secured lending transaction. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet delinquent or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 90 days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory and regulatory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Company or any Subsidiary; (g) customary Liens arising in the ordinary course of business solely on deposits, advances and contractual payments, including implementation allowances or escrows to or with landlords, customers or clients or in connection with insurance arrangements; (h) bankers’ liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions and securities accounts and other financial assets maintained with securities intermediaries, in each case, incurred in the ordinary course of business; (i) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease (other than Capital Lease Obligations), license or sublicense or concession agreement permitted by this Agreement;

24 (j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (k) Liens that are contractual rights of setoff; (l) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Company or any Subsidiary in the ordinary course of business; (m) in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 6.03, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof, in each case, solely to the extent such rights and restrictions apply solely to the assets or Equity Interests subject to such sale or transfer; (n) in the case of (i) any Subsidiary that is not a Wholly Owned Subsidiary or (ii) the Equity Interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement; (o) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement for an Acquisition or other transaction permitted hereunder; and (p) (i) deposits made in the ordinary course of business to secure obligations to insurance carriers providing casualty, liability or other insurance to the Company and the Subsidiaries and (ii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; provided that the term “Permitted Encumbrances” shall not include any Lien securing Borrowed Debt, other than Liens referred to in clause (c) or (d) above securing letters of credit, bank guarantees or similar instruments in respect thereof. “Permitted Receivable Sales Transaction” means any receivables sale transaction in which the Company or any Subsidiary agrees to sell certain accounts receivable of the Company or such Subsidiary to a counterparty pursuant to an accelerated payment program established by a customer of the Company or such Subsidiary in the ordinary course of business pursuant to the terms of such accelerated payment program in order to secure early payment and to improve working capital. “Permitted Receivable Sales Transaction Indebtedness” means at any time any portion of obligations outstanding under a Permitted Receivable Sales Transaction which, pursuant to GAAP, are characterized as indebtedness. “Permitted Securitization” means any receivables financing program or programs providing for the sale of accounts receivable and related rights by the Company or its Subsidiaries (other than a Permitted Receivables Sales Transaction) to an SPC for cash and/or other customary consideration for fair value in transactions intending to be sales, which SPC shall finance the purchase of such assets by the sale, transfer, conveyance, lien or pledge of such assets to one or more limited purpose financing companies, special purpose entities and/or other financial institutions, in each case pursuant to documentation reasonably determined by the Company to be customary and on market terms for financing

25 programs at the time such documentation is entered into, provided that the aggregate outstanding amount of all Receivables Transaction Attributed Indebtedness associated with all such programs, together with the aggregate outstanding amount of Permitted Commodity Repurchase Agreement Indebtedness, shall at no time aggregate in excess of $275,000,000. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Press Release” means an Offer Press Release or a Scheme Press Release. “Pricing Schedule” means the Schedule attached hereto as Schedule 1.01. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualifying Committed Financing” means any committed but unfunded loan facility agreement (including any amendment to an existing loan facility) for the stated purpose of financing the Rubicon Acquisition which has conditions to availability thereunder that are no more restrictive to the borrower thereunder than the conditions precedent set forth in Section 4.02. “Receivables Transaction Attributed Indebtedness” means the amount of obligations outstanding under any Permitted Securitization that on any date of determination would be characterized as principal if such Permitted Securitization were structured as a secured lending transaction rather than as a purchase. “Recipient” means, as applicable, (a) the Administrative Agent and (b) any Lender. “Reference Time” with respect to any setting of the then-current Benchmark, means (i) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time), on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (ii) if such Benchmark is Daily Simple SOFR, then three U.S. Government Securities Business Days prior to such setting, or (iii) if such Benchmark is

26 none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning assigned to such term in Section 9.04. “Regulatory Authority” has the meaning assigned to such term in Section 9.12. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Relevant Governmental Body” means, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Daily Simple SOFR, as applicable. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of sum of the aggregate unused Commitments and total Outstanding Amount or, if the commitment of each Lender to make Loans have been terminated pursuant to Article VII, Lenders holding in the aggregate more than 50% of the total Outstanding Amount; provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, with respect to the Borrower, the president, chief financial officer, treasurer or other executive officer of the Borrower. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Loan” means a Loan that bears interest at a rate based on the Daily Simple SOFR. “Rubicon Acquisition” means the cash acquisition by the Borrower of Target Shares not already directly owned by it to be effected by means of the Scheme or by way of an Offer and (in the case of an Offer and if applicable) a Squeeze Out and including any contribution and/or transfer to it of Target Shares. “Rubicon Acquisition Documents” means the Scheme Documents and/or the Offer Documents (as the case may be). “Sale and Leaseback Transaction” means any sale or other transfer of property by any Person with the intent to lease such property as lessee. “Sanctioned Country” means, at any time, a country, region or territory which is itself, or whose government is, the subject or target of any Sanctions (as of the Effective Date, the so-called Donetsk

27 People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom, (b) any Person located, organized or ordinarily resident in a Sanctioned Country, (c) any Person 50% or more owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations, or orders). “Sanctions” means economic or financial sanctions or trade embargoes or similar restrictions enacted, imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom. “Scheme” means the proposed scheme of arrangement effected pursuant to Part 26 of the UK Companies Act 2006 to implement the acquisition of all of the Target Shares by the Borrower(other than any Target Shares that at the date of the Scheme Circular are already held by, or by a nominee for, the Borrower or its subsidiary) as contemplated by the Scheme Circular as such Scheme Circular may be amended in accordance with the terms of this Agreement. “Scheme Circular” means a circular (including any supplementary circular) to be issued by the Target to the holders of Target Shares and others setting out the resolutions and proposals for, and the terms and conditions of, the Scheme, in each case, as amended in accordance with the terms of this Agreement. “Scheme Documents” means the Scheme Press Release, the Scheme Circular, the Scheme Resolutions, the Scheme Order and any other document designated as a “Scheme Document” by the Administrative Agent and the Borrower. “Scheme Effective Date” means the date on which the Scheme Order is delivered to the Registrar of Companies in accordance with section 899 of the UK Companies Act 2006. “Scheme Press Release” means the press release announcing, by or on behalf of the Borrower, a firm intention on the part of the Borrower to make an offer to acquire all of the Target Shares pursuant to a Scheme in accordance with Rule 2.7 of the Takeover Code (including any subsequent announcement and any amendment, replacement, revision, restatement, supplement or modification from time to time, in each case, in accordance with the terms of this Agreement). “Scheme Order” means an order of the Court sanctioning the Scheme pursuant to section 899 of the UK Companies Act 2006. “Scheme Resolutions” means the resolutions referred to and in the form set out in the Scheme Circular to be considered and, if thought fit, approved at the Court Meeting.

28 “Scheme Shareholders” means the registered holders of Scheme Shares at the relevant time. “Scheme Shares” means the Target Shares which are the subject of the Scheme in accordance with its terms. “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or any successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website, at the date of this Agreement at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR.” “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR.” “SPC” means a special purpose, bankruptcy-remote Person formed for the sole and exclusive purpose of engaging in activities in connection with the purchase, sale and financing of accounts receivable and related rights and assets in connection with and pursuant to a Permitted Securitization and reasonably related corporate maintenance and similar activities. “Specified Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Specified Party” means the Administrative Agent or any Lender. “Squeeze-Out” means, if the Borrower becomes entitled to give a Squeeze-Out Notice, the procedure to be implemented following the date on which the Offer is declared or becomes unconditional in all respects to acquire all of the Target Shares which the Borrower has not acquired, contracted to acquire or in respect of which it has not received valid acceptances. “Squeeze-Out Notice” means a notice issued to a holder of Target Shares by the Borrower pursuant to the procedures contained in the sections 979 to 981 of the UK Companies Act 2006. “Squeeze-Out Rights” means the rights of the Borrower pursuant to the procedures contained in the sections 979 to 981 of the UK Companies Act 2006 to buy out minority shareholders of the Target and acquire any remaining Target Shares which are the subject of the Offer. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock or other Equity Interests having ordinary voting power to elect a majority of the board of directors, board of managers or persons performing similar functions of such entity (irrespective of whether at the time capital stock or other Equity Interests of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by the

29 parent, by the parent and one or more of its other subsidiaries or by one or more of the parent’s other subsidiaries. “Subsidiary” means any subsidiary of the Company. “Swap Agreement” means any interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements. “Takeover Code” means the UK City Code on Takeovers and Mergers, as administered by the Takeover Panel, as may be amended from time to time. “Takeover Panel” means the UK Panel on Takeovers and Mergers. “Target” means Tate & Lyle PLC, a company incorporated in England and Wales, with registered office at 5 Marble Arch, London W1H 7EJ, United Kingdom and registration number 00076535, and listed on the London Stock Exchange, which will be subject to the bid by the Borrower. “Target Facilities” means (a) the revolving credit facility pursuant to the Facility Agreement, originally dated July 3, 2014 by and among the Target, Tate & Lyle International Finance PLC, as borrower, Cooperatieve Rabobank U.A., as agent, and the other finance parties party thereto, as amended, (b) the term facility pursuant to the Term Facility Agreement, originally dated October 22, 2025 by and among the Target, Tate & Lyle International Finance PLC, as borrower, Cooperatieve Rabobank U.A., as agent, and the other finance parties party thereto, as amended, (c) the term facility pursuant to the Term Facility Agreement, originally dated July 26, 2024 by and among the Target, Tate & Lyle International Finance PLC, as borrower, Citibank Europe PLC, UK Branch, as agent, and the other finance parties party thereto, as amended, (d) the 4.16% Series D Senior Notes due October 29, 2027 issued pursuant to the Note Purchase and Guarantee Agreement dated September 24, 2015, by and among the Target, Tate & Lyle International Finance PLC, as issuer, and the purchasers party thereto, (e) the 3.31% Series A Senior Notes due November 19, 2029 and the 3.41% Series B Senior Notes due November 19, 2031, each issued pursuant to the Note Purchase and Guarantee Agreement dated August 19, 2019, by and among the Target, Tate & Lyle International Finance PLC, as issuer, and the purchasers party thereto, (f) the 2.91% Series A Senior Notes due August 6, 2030 and the 3.01% Series B Senior Notes due August 6, 2032, each issued pursuant to the Note Purchase and Guarantee Agreement dated May 18, 2020, by and among the Target, Tate & Lyle International Finance PLC, as issuer, and the purchasers party thereto, (g) the 5.56% Series C Senior Notes due March 12, 2030, the 5.84% Series D Senior Notes due March 12, 2033, the 4.03% Series E Senior Notes due March 12, 2035 and the 4.13% Series F Senior Notes due March 12, 2037, each issued pursuant to the Note Purchase and Guarantee Agreement dated March 12, 2025, by and among the Target, Tate & Lyle International Finance PLC, as issuer, and the purchasers party thereto, and (h) the Target Floating Rate Notes. “Target Floating Rate Notes” means the Floating Rate Series A Senior Notes due March 12, 2030 and the Floating Rate Series B Senior Notes due March 12, 2032, each issued pursuant to the Note Purchase and Guarantee Agreement dated March 12, 2025, by and among the Target, Tate & Lyle International Finance PLC, as issuer, and the purchasers party thereto. “Target Refinancing” means (a) the repayment in full and cancellation of the Target Facilities, together with any fees, costs and expenses in relation thereto, and (b) the release of any guarantees or liens, if any, in respect of the Indebtedness in clause (a) of this definition; provided, however that the

30 Target Refinancing shall not include the Target Floating Rate Notes in the event the Closing Date occurs on or prior to March 12, 2027. “Target Shareholders” means the registered holders of Target Shares at the relevant time. “Target Shares” means all the issued or unconditionally allotted ordinary shares in the Target, including ordinary shares represented by American Depositary Shares represented by American Depositary Receipts, and any further such shares which may be issued or unconditionally allotted pursuant to the exercise of any subscription or conversion rights, options or otherwise, whether or not such rights are then exercisable. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Term SOFR Rate. “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Ticking Fee” has the meaning assigned to such term in Section 2.12. “Tranche” when used in reference to any Loan or Borrowing, means whether such Loan, or the Loans comprising such Borrowing, are Tranche A Loans or Tranche B Loans. When used in reference to any Commitment, “Tranche” refers to whether such Commitment is a Tranche A Commitment or a Tranche B Commitment. “Tranche A Commitment” means, with respect to each Lender, the commitment of such Lender to make Tranche A Loans to the Borrower pursuant to Section 2.01, as such commitment may be

31 (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Tranche A Commitment is the amount reflected in the column “Tranche A Commitment” opposite such Lender’s name set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided herein pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders’ Tranche A Commitments is $1,475,000,000. “Tranche A Loan” means any loan made by a Lender to the Borrower under this Agreement pursuant to such Lender’s Tranche A Commitment. “Tranche B Commitment” means, with respect to each Lender, the commitment of such Lender to make Tranche B Loans to the Borrower pursuant to Section 2.01, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Tranche B Commitment is the amount reflected in the column “Tranche B Commitment” opposite such Lender’s name set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided herein pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable. The initial aggregate amount of the Lenders’ Tranche B Commitments is $2,750,000,000. “Tranche B Loan” means any loan made by a Lender to the Borrower under this Agreement pursuant to such Lender’s Tranche B Commitment. “Transactions” means (a) the making of the Loans hereunder, (b) the consummation of the Rubicon Acquisition, (c) the Target Refinancing and (d) the payment of fees and expenses related thereto. “Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Term SOFR Rate, the Alternate Base Rate or the Daily Simple SOFR. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

32 “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “Wholly-Owned Subsidiary” of a Person means (a) any subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled (other than in the case of Foreign Subsidiaries, director’s qualifying shares and/or other nominal amounts of shares required to be held by Persons other than the Company and its Subsidiaries under applicable law). “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Term Benchmark Loan” or an “RFR Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Term Benchmark Borrowing” or an “RFR Borrowing”). SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Whenever any performance obligation hereunder or under any other Loan Document (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day.

33 SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, (a) without giving effect to any election under Accounting Standards Codification 825 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or update having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value,” as defined therein, (b) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or update having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described in such provision and (c) in a manner such that any obligations relating to a lease that (i), in accordance with GAAP as in effect on the Effective Date, would be accounted for by the Company as an operating lease or (ii) was so accounted for on the Effective Date, whether or not amended such that it would be reassessed as a capital lease under the transition guidance in EITF Issue No. 01-8, “Determining Whether an Arrangement Contains a Lease,” shall, in either case, be accounted for as obligations relating to an operating lease and not as obligations relating to a capital lease (and shall not constitute Indebtedness or Borrowed Debt hereunder). Notwithstanding anything to the contrary contained in this Section or in the definition of “Capital Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, any such lease (or similar arrangement) shall not be considered a capital lease, and all calculations (including with respect to assets and liabilities associated with such lease) and deliverables under this Agreement or any other Credit Document shall be made or delivered, as applicable, in accordance therewith. SECTION 1.05. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in Dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case

34 pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.06. [Reserved]. SECTION 1.07. Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II The Credits SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make a (i) Tranche A Loan denominated in Dollars to the Borrower in a single draw on the Closing Date for any Certain Funds Purpose in an aggregate principal amount not to exceed such Lender’s Tranche A Commitment and (ii) Tranche B Loan denominated in Dollars to the Borrower in a single draw on the Closing Date for any Certain Funds Purpose in an aggregate principal amount not to exceeds such Lender’s Tranche B Commitment. Any amount borrowed under this Section 2.01 and subsequently repaid or prepaid may not be reborrowed. SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments in respect of the applicable Tranche. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required hereby. (a) Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans, Term Benchmark Loans or RFR Loans, as the Borrower may request in accordance herewith. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (b) At the commencement of each Interest Period for any Term Benchmark Borrowing and/or payment period for each RFR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of five Term Benchmark Borrowings or RFR Borrowings outstanding.

35 (c) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. (d) Notwithstanding any other provision of this Agreement, each Lender at its option may make any Loan by causing any domestic or foreign office, branch or Affiliate of such Lender that has been designated by such Lender to the Administrative Agent and the Company (an “Applicable Lending Installation”) to make such Loan (so long as such designation does not result in any increased costs to the Company pursuant to Sections 2.14, 2.15 and 2.17 that would not have otherwise been applicable with respect to such Lender or any such increased costs are waived by such Lender). All terms of this Agreement shall apply to any such Applicable Lending Installation of such Lender and the Loans and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Applicable Lending Installation. Each Lender may, by written notice to the Administrative Agent and the Company, designate replacement or additional Applicable Lending Installations through which Loans will be made by it and for whose account Loan payments are to be made. The making of any Loan by a foreign Applicable Lending Installation or the replacement or addition of any foreign Applicable Lending Installation with respect to an existing Loan shall be treated as an assignment (other than pursuant to Section 2.19(b)) to a Foreign Lender for purposes of the definition of the term “Excluded Taxes” and Section 2.17. SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by submitting a written Borrowing Request (a) in the case of a Term Benchmark Borrowing, not later than 1:00 p.m., New York City time, three U.S. Government Securities Business Days before the Closing Date, (b) in the case of an RFR Borrowing, not later than 11:00 a.m., New York City time, four U.S. Government Securities Business Days before the Closing Date, or (c) in the case of an ABR Borrowing, not later than 12:00 noon, Local Time, one U.S. Government Securities Business Day before the Closing Date. Each such Borrowing Request shall be irrevocable and signed by a Responsible Officer of the Borrower; provided that, if such Borrowing Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Each such Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) the Tranche of such Borrowing; (iv) whether such Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing or an RFR Borrowing; (v) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07. If no election as to the Type of such Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly

36 following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04. [Intentionally Omitted]. SECTION 2.05. [Intentionally Omitted] SECTION 2.06. [Intentionally Omitted] SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by (i) 12:00 noon, Local Time, in the case of a Term Benchmark Borrowing or RFR Borrowing or (ii) 2:00 p.m., Local Time, in the case of an ABR Borrowing, in either case to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received (or, as applicable, wire transferring the amounts so received), in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Company in the applicable Borrowing Request or to such other account as the Company may request and as may be acceptable to the Administrative Agent. (a) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. SECTION 2.08. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type, or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (a) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be signed by a Responsible Officer of the Borrower; provided that, if such Interest Election Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at

37 the sole discretion of the Administrative Agent. Notwithstanding any contrary provision herein, this Section shall not be construed to permit the Borrower to elect an Interest Period for Term Benchmark Loans that does not comply with Section 2.02(d). (b) Each Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the principal amount of the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing; and (iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (c) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (d) If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be deemed to have continued as a Term Benchmark Borrowing with an Interest Period that is one month at the end of such Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing: (i) no outstanding Borrowing may be requested as, or converted to or continued as, a Term Benchmark Borrowing or an RFR Borrowing; and (ii) unless repaid, each Term Benchmark Borrowing and each RFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto (or immediately in the case of an RFR Borrowing). SECTION 2.09. Termination and Reduction of Commitments. (a) Optional Termination or Reduction of Commitments. Following the Effective Date, the Borrower may, upon at least one Business Day’s notice to the Administrative Agent, terminate

38 the Commitments of any Tranche or Tranches, or from time to time permanently reduce the Commitments of any Tranche, in whole or in part; provided that each partial reduction shall be in an aggregate principal amount of not less than $5,000,000 and $1,000,000 increments in excess thereof; provided, further, that any such notice may state that such notice is conditioned upon the effectiveness of other credit facilities or the consummation of a specific transaction, in which case such notice may be revoked by the Borrower if such condition is not satisfied. The Administrative Agent will promptly notify the Lenders under the applicable Tranche of any such notice of termination or reduction. Each such reduction shall be applied to the Commitments of the Lenders in accordance with their respective Applicable Percentage of such Tranche. Once reduced or terminated pursuant to this Section 2.09(a), the Commitments may not be reinstated. (b) Mandatory Termination or Reduction of Commitments. (i) Commitment Termination. The Commitments shall automatically terminate on the earlier of (i) the termination of the Certain Funds Period and (ii) the Closing Date (after giving effect to the Borrowing on such date); provided that in any event the Commitments shall terminate in full on the Closing Date after the proceeds of the Loans have been made available to the Borrower. All fees accrued until the effective date of any termination of the Commitments shall be paid on the effective date of such termination. (ii) Debt Issuance, Equity Issuance and Asset Sales. Subject to clause (iv) below, upon receipt by the Borrower or any of its Subsidiaries, on or after the Effective Date but prior to the Closing Date, of Net Cash Proceeds arising from any Debt Issuance, Equity Issuance or Asset Sale, the Commitments shall be reduced immediately following the receipt of such Net Cash Proceeds in an amount equal to 100% of such Net Cash Proceeds by the Borrower or any of its Subsidiaries; provided, that if the Borrower shall advise the Administrative Agent that the Closing Date is to occur on or within two Business Days after the date on which such Net Cash Proceeds are received, and that it is impractical on short notice to include such Net Cash Proceeds in the payment of the cash consideration in respect of the Certain Funds Purposes, then the effectiveness of such reduction shall be deferred for two Business Days and, if the Closing Date shall occur during the period of such deferral, such Net Cash Proceeds shall be applied within five Business Days after their receipt to prepay the Loans as provided in Section 2.11(b). The Borrower shall promptly notify the Administrative Agent of receipt of such Net Cash Proceeds, and the Administrative Agent will promptly notify each Lender of its receipt of each such notice. Once reduced pursuant to this Section 2.09(b), the Commitments may not be reinstated. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their Applicable Percentage. (iii) Qualifying Committed Financing. If the Borrower or any of its Subsidiaries enters into any Qualifying Committed Financing prior to the Closing Date, then the Commitments shall be automatically reduced by the committed principal amount of such Qualifying Committed Financing (it being understood that following the effectiveness of such Commitment reduction and solely to the extent of the amount thereof, there shall be no duplicative prepayment of Loans from subsequent proceeds (up to such amount) received from such Qualifying Committed Financing pursuant to Section 2.11(b)). The Borrower shall notify the Administrative Agent on the date that it (or its applicable Subsidiary) enters into any Qualifying Committed Financing. (iv) Each reduction of Commitments pursuant to Sections 2.09(b)(ii) and (iii) shall be applied to all Tranches of Commitments pro rata; provided that (x) any reduction of Commitments pursuant to Section 2.09(b)(ii) arising from a Debt Issuance in the form of an

39 issuance of senior notes or other debt securities shall be applied, first, to reduce the Tranche B Commitments until such Commitments are terminated in full and, thereafter, shall be applied to reduce the Tranche A Commitments and (y) any reduction of Commitments pursuant to Section 2.09(b)(iii) shall be applied, first, to reduce the Tranche A Commitments until such Commitments are terminated in full and, thereafter, shall be applied to reduce the Tranche B Commitments). Any reductions within each such Tranche shall be applied to the Lenders holding such Tranche of Commitments in accordance with their respective Applicable Percentages. SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay in Dollars to the Administrative Agent for the account of each Lender the then unpaid principal amount of each of its Loans on the Maturity Date. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (c) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans and pay interest thereon in accordance with the terms of this Agreement. (d) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). SECTION 2.11. Prepayment of Loans. (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing of any Tranche in whole or in part, subject to the immediately succeeding sentence. The Company shall notify the Administrative Agent by telephone (confirmed by telecopy or electronic communication, including an Approved Borrower Portal, if arrangements for doing so have been approved by the Administrative Agent) of any prepayment hereunder (i) in the case of prepayment of a Term Benchmark Borrowing, not later than 1:00 p.m., New York City time, three U.S. Government Securities Business Days before the date of prepayment, (ii) in the case of prepayment of an RFR Borrowing, not later than 11:00 a.m., New York City time, four U.S. Government Securities Business Days before the date of prepayment or (iii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., Local Time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the applicable Tranche and the principal amount of each Borrowing or portion thereof

40 to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09(a), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09(a). Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13 and any break funding payments required by Section 2.16. (b) Debt Issuances, Equity Issuances, and Asset Sales. Subject to clause (c) below, in the event that the Borrower or any of its Subsidiaries receives on or after the Closing Date (including into an escrow account established by the Borrower or such Subsidiary for the purposes of funding the Rubicon Acquisition) any Net Cash Proceeds arising from any Debt Issuance, Equity Issuance or Asset Sale, then the Borrower shall prepay the Loans in an amount equal to 100% of such Net Cash Proceeds, not later than five Business Days following the receipt by the Borrower or such Subsidiary of such Net Cash Proceeds. The Borrower shall (within three Business Days of such Debt Issuance, Equity Issuance or Asset Sale) notify the Administrative Agent of the receipt by the Borrower or such Subsidiary of any such Net Cash Proceeds and the Administrative Agent will promptly notify each Lender of its receipt of each such notice. (c) Each prepayment pursuant to Section 2.11(b) shall be applied to all Tranches of Commitments pro rata; provided that any prepayment arising from a Debt Issuance in the form of an issuance of senior notes or other debt securities shall be applied, first, to prepay the Tranche B Loans until such Loans are repaid in full and, thereafter, shall be applied to reduce the Tranche A Loans. Any prepayment within each such Tranche shall be applied to the Lenders holding such Tranche of Commitments in accordance with their respective Applicable Percentages. Each prepayment of a Borrowing under this Section 2.11 shall not be reborrowed. SECTION 2.12. Fees. (a) Ticking Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, non-refundable ticking fees (the “Ticking Fees”) which shall accrue at the Applicable Rate on the daily unused amount of such Lender’s Commitment during the period commencing on the date that is 121 days following the date hereof, to but excluding the date of termination of the Commitments. Ticking Fees shall accrue daily and be payable in arrears on the date that is 15 days following the end of each March, June, September and December and on the Closing Date and on which the Commitment of such Lender terminates, commencing on the first such date to occur after the date hereof. All Ticking Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) Duration Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, non-refundable duration fees (the “Duration Fees”) in amounts equal to the percentage, as determined in accordance with the grid below, of the aggregate principal amount of the Loans of each Lender outstanding at the close of business, Local Time, on each date set forth in the grid below, payable on each such date:

41 Duration Fees 90 days after the Closing Date 180 days after the Closing Date 270 days after the Closing Date 0.50% 0.75% 1.00% (c) Other Fees. The Borrower shall pay to the Administrative Agent, the Lead Arranger and the Lenders the other applicable fees respectively required to be paid to them in the amounts and the times as set forth in the Fee and Syndication Letter. (d) All fees payable hereunder shall be paid on the dates due, in Dollars in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees and participation fees, to the Lenders. All fees due and payable shall not be refundable under any circumstances once paid. SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. (a) The Loans comprising each Term Benchmark Borrowing shall bear interest at a rate per annum equal to the Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. The Loans comprising each RFR Borrowing shall bear interest at a rate per annum equal to the Daily Simple SOFR plus the Applicable Rate. (b) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans. (c) Accrued interest on each Loan shall be payable in arrears, in Dollars, on each Interest Payment Date for such Loan and upon the final maturity thereof; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (d) Interest computed by reference to the Term SOFR Rate or Daily Simple SOFR and the Alternate Base Rate (except when based on the Prime Rate) hereunder shall be computed on the basis of a year of 360 days. Interest computed by reference to the Alternate Base Rate only at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case, interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. A determination of the applicable Alternate Base Rate, Term SOFR Rate or Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

42 SECTION 2.14. Alternate Rate of Interest; Illegality. Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.14, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period or (B) at any time, the Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies (as promptly as practicable after making such determination) the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing so long as the Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above and (2) any Borrowing Request or Interest Election Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing Request or Interest Election Request, as applicable, for an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 2.14 with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan. (b) Notwithstanding anything to the contrary herein or in any other Credit Document (and any Swap Agreement shall be deemed not to be a “Credit Document” for purposes of this Section 2.14), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior

43 to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Credit Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. (d) The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.14(e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.14. (e) Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then- current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period for any Benchmark, the Company may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of such Type, or for any conversion to or continuation of Term Benchmark Loans or RFR Loans to be made, converted or continued as Loans of such Type, during any Benchmark Unavailability Period for such Benchmark and, failing that, to the extent applicable to such Benchmark, either the Company will be deemed to have converted any request for a Term Benchmark Borrowing or RFR Borrowing, as applicable, into a request for a Borrowing of or conversion to (A) solely with respect to any such request for a Term Benchmark Borrowing, an RFR Borrowing so long as the Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Daily Simple

44 SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan. (g) If any Lender determines that any applicable law, rule or regulation has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Term Benchmark Loans or RFR Loans, or to determine or charge interest rates based upon the applicable Term Benchmark Rate or Daily Simple SOFR or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, the applicable currency in the London or other applicable offshore interbank market, then, on written notice thereof by such Lender to the Administrative Agent and the Company (and confirmation that such Lender is generally suspending such loans for similarly situated borrowers), any obligation of such Lender to make or continue Term Benchmark Loans or RFR Loans of the applicable Type or to convert ABR Loans to Term Benchmark Loans shall be suspended until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Company shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, (1) convert all Term Benchmark Loans of such Type of such Lender to ABR Loans or (2) convert all RFR Loans of such Lender to ABR Loans, in each case, either, on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term Benchmark Loans, or immediately, in the case of RFR Loans or if such Lender may not lawfully continue to maintain such Term Benchmark Loans, as the case may be. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Prior to giving any notice contemplated above, a Lender shall designate a different lending office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in its good faith discretion. SECTION 2.15. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender); (ii) impose on any Lender or the applicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender; or

45 (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting into, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Company will pay to such Lender such additional amount or amounts as will compensate such Lender or such holding company for any such reduction suffered. (c) A certificate of a Lender (i) setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and (ii) confirming that the applicable increased costs incurred or reduction suffered are being similarly assessed by such Lender generally upon similarly situated borrowers, shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16. Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(a) and is revoked in accordance therewith), or (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss (but not for lost profits), cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be

46 conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(a) and is revoked in accordance therewith) or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss (but not for lost profits), cost and expense, if any, attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. SECTION 2.17. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.17, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

47 (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.17(f)(ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (i) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of

48 such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit B-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-2 or Exhibit B-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-4 on behalf of each such direct and indirect partner; (5) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (6) if a payment made to a Lender under any Credit Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to

49 determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (C) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out- of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document. SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) in Dollars prior to 1:00 p.m., Local Time, on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices applicable office or offices as described in the Administrative Questionnaire provided by the Administrative Agent to the Company from time to time, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

50 (a) At any time that payments are not required to be applied in the manner required by Section 7.03, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (b) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders without recourse or warranty from the other Lenders except as contemplated by Section 9.04 in respect of assignments to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the NYFRB Rate. (d) If and for so long as any Lender shall fail to make any payment required to be made by it pursuant to Section 2.07(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent pursuant to this Agreement for the account of such Lender and for the benefit of the Administrative Agent to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid, and (ii) following application of such amounts under the foregoing clause (i), hold any remaining such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under such Sections, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. SECTION 2.19. Mitigation Obligations; Replacement of Lenders. If (i) any Lender requests compensation under Section 2.15 or (ii) the Borrower is required to pay any Indemnified Taxes or additional

51 amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall (at the request of the Company) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable and documented out of pocket costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) In addition to the Borrower’s rights under Section 9.02(c), if any Lender requests compensation under Section 2.15, any Lender delivers a notice under Section 2.14(g), if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender or a Non-Consenting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than rights to payments pursuant to Section 2.15 or Section 2.17) and obligations under this Agreement to an assignee (other than any Ineligible Institution) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, conditioned or delayed; provided, further, that the Administrative Agent’s prior written consent shall not be required if such assignee is another Lender, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts), (iii) in the case of a Non-Consenting Lender, such replacement Lender agrees to the applicable proposed amendment, restatement, supplement, modification, waiver or consent and (iv) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further, that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.20. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) Ticking Fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a) and the Defaulting Lender shall be entitled to receive

52 any Duration Fees for any period during which that Lender is a Defaulting Lender only to the extent of the Loans funded by it; (b) the Commitment and Loans of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that (i) a Defaulting Lender’s Commitment or Loans may not be increased or extended without its consent and (ii) the principal amount of, or interest or fees payable on, the Commitments or Loans of such Defaulting Lender may not be reduced or excused or the scheduled date of payment postponed as to such Defaulting Lender without such Defaulting Lender’s consent. ARTICLE III Representations and Warranties The Company represents and warrants to the Administrative Agent and the Lenders that: SECTION 3.01. Organization; Powers. Each of the Company and its Subsidiaries (i) is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and (iii) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except for failures of Subsidiaries under clauses (i) and (ii) above, and failures of the Company or its Subsidiaries under clause (iii) above which, either individually or in the aggregate for all such failures under preceding clauses (i), (ii) and (iii), could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.02. Authorization; Enforceability. The execution and delivery of, and the performance of its obligations under, each Credit Document and the borrowing of the Loans are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. Each Credit Document has been duly executed and delivered by the Borrower and each Credit Document constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03. Governmental Approvals; No Conflicts. The execution and delivery of, and the performance of its obligations under, each Credit Document and the borrowing of the Loans (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) as set out in the Press Release and Scheme Documents (or Offer Documents, as the case may be) or any such consent or approval of, registration or filing with, or any other action by, the Takeover Panel, as directed by the Takeover Panel pursuant to the requirements of the Takeover Code, antitrust regulators, as directed by antitrust regulators and (ii) such as have been obtained or made and are in full force and effect, (b) will not violate the charter, by-laws or other organizational documents of the Company or any of its Material Subsidiaries, (c) will not (x) violate any applicable law or regulation, (y) violate any order of any Governmental Authority or (z) violate or result in a default under any indenture, agreement or other instrument involving an amount in excess of $10,000,000 binding upon the Company or any of its Material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Material Subsidiaries, in each case of this clause (c), which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (d) will

53 not result in the creation or imposition of any Lien (other than Liens permitted by Section 6.02) on any asset of the Company or any of its Material Subsidiaries. SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2025, reported on by KPMG LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2026, certified by its chief financial officer in accordance with the requirements of the Securities and Exchange Commission. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (a) Since December 31, 2025, there has been no material adverse change in the business, assets, operations or financial condition of the Company and its Subsidiaries, taken as a whole. SECTION 3.05. Properties. (a) Each of the Company and its Material Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to the business of the Company and its Material Subsidiaries taken as a whole, including all such properties reflected in the Company’s most recent consolidated financial statements provided to the Administrative Agent except (i) for defects in title that, individually or in the aggregate, do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Company or any Subsidiary or (ii) for any failure to do so that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. (a) Each of the Company and its Subsidiaries owns, is licensed or otherwise has the right to use, all material trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and its Subsidiaries does not infringe upon the rights of any other Person, except for any such absence of ownership, license or other right to use or such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that would have a material adverse effect on the validity or enforceability of any Credit Document or the Transactions or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder. (a) Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received, through an executive officer of the Company or any Subsidiary, notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability other than, in each case, as set forth in the report on Form 10-K most recently filed prior to the date hereof by the Company with the Securities and Exchange Commission and any reports on Form 10-Q or 8-K filed by the Company with the Securities and Exchange Commission subsequent to such Form 10-K and prior to the date hereof.

54 SECTION 3.07. Compliance with Laws and Agreements. Other than, in each case, as set forth in the report on Form 10-K most recently filed prior to the date hereof by the Company with the Securities and Exchange Commission and any reports on Form 10-Q or 8-K filed by the Company with the Securities and Exchange Commission subsequent to such Form 10-K and prior to the date hereof, each of the Company and its Subsidiaries is in compliance with (a) all laws, regulations and orders of any Governmental Authority applicable to it or its property and (b) all indentures, agreements and other instruments binding upon it or its property, except, in each case, where the failure to be in such compliance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. SECTION 3.08. Investment Company Status. Neither the Company nor any of its Subsidiaries is an “investment company” required to be registered under the Investment Company Act of 1940. SECTION 3.09. Taxes. Each of the Company and its Subsidiaries has filed or caused to be filed all United States Federal income tax and other material tax returns required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.10. ERISA. No liability to the PBGC has been, or is expected by the Company or any ERISA Affiliate to be, incurred with respect to any Plan by the Company, any Subsidiary or any ERISA Affiliate which is, or could reasonably be expected to be, materially adverse to the business, assets, operations or financial condition of the Company and its Subsidiaries taken as a whole. Neither the Company, any Subsidiary nor any ERISA Affiliate has incurred, or presently expects to incur, any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is reasonably expected to be materially adverse to the business, assets, operations or financial condition of the Company and its Subsidiaries taken as a whole. SECTION 3.11. Disclosure. The Company has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, including, without limitation, all reports filed with the Securities and Exchange Commission, financial statements, certificates or other written information (other than financial projections and other forward-looking information and information of a general economic or industry-specific nature) furnished by or on behalf of the Company to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Credit Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in each case in light of the circumstances under which they were made and taken as a whole, not materially misleading; provided that, with respect to any projections, estimates, forward-looking statements and information of a general economic or industry public nature, the Company represents only that such information was prepared in good faith based upon reasonable assumptions that are believed by the preparer thereof to be reasonable at the time such information was delivered to the Administrative Agent or any Lender. As of the Effective Date, to the best knowledge of the Company, the information included in any Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all respects. SECTION 3.12. Regulation U. Margin stock (as defined in Regulation U of the Board) constitutes less than 25% of the value of those assets of the Company and its Subsidiaries which are subject

55 to any limitation on sale, pledge, or other restriction hereunder. None of the making of any Loan or the use of the proceeds thereof or any other aspect of the Transactions will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X of the Board. SECTION 3.13. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions, and the Company, its Subsidiaries and, to the knowledge of the Company, their respective officers and employees, directors and agents, are in compliance with applicable Anti-Corruption Laws and Sanctions in all material respects and are not knowingly engaged in any activity that could reasonably be expected to result in the Borrower being designated as a Sanctioned Person. None of (a) the Company, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds or other Transactions contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. SECTION 3.14. Affected Financial Institutions. No Borrower is an Affected Financial Institution. SECTION 3.15. Plan Assets; Prohibited Transactions. None of the Company or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the Transactions, including the making of any Loan hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. SECTION 3.16. Outbound Investment Rules. No Borrower nor any of its Subsidiaries is a “covered foreign person” as that term is used in the Outbound Investment Rules. No Borrower nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (a) a “covered transaction” in which the relevant “covered foreign person” is engaged in any activity referred to in the definition of “prohibited transaction,” as each such term is defined in the Outbound Investment Rules, or (b) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. SECTION 3.17. Rubicon Acquisition Documents. The Administrative Agent has been furnished with (i) complete copies of each Rubicon Acquisition Document to the extent published or signed on or prior to the Closing Date or (ii) to the extent not signed or published prior to the Closing Date, an agreed form of the draft of the Press Release delivered to the Administrative Agent pursuant to Section 4.01(f). In the case of a Scheme, the Scheme Press Release contains all the material terms of the Scheme and the Scheme Circular reflects or will reflect the Scheme Press Release in all material respects; and in the case of an Offer, the Offer Documents contain all material terms of the Offer and reflects or will reflect the Offer Press Release in all material respects. The Rubicon Acquisition Documents (i) are or will each be in compliance: (a) in all material respects with the UK Companies Act 2006; and (b) with the Takeover Code, and (ii) have not been amended or waived and are consistent in all material respects with the draft of the Press Release delivered to the Administrative Agent pursuant to Section 4.01(f), subject to, such amendments as are not Materially Adverse Amendments.

56 ARTICLE IV Conditions SECTION 4.01. Effective Date. The effectiveness of this Agreement and the obligations of the Lenders to make Loans hereunder shall be subject to the satisfaction of each of the following conditions (or waiver thereof in accordance with Section 9.02) on or prior to the Long-Stop Date: (a) The Administrative Agent (or its counsel) shall have received from each party hereto and to the other Credit Documents either (i) a counterpart of this Agreement and each other Credit Document signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent that such party has signed a counterpart of this Agreement or such other Credit Document (which, subject to Section 9.06(b), may include any Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page). (b) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower, certifying that (i) no Default or Event of Default as of the Effective Date has occurred and is continuing and (ii) the representations and warranties contained in Article III are true and correct in all material respects on and as of the Effective Date as if made on and as of such date (except any such representation or warranty that expressly relates to or is made expressly as of a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects with respect to or as of such specific earlier date). (c) The Administrative Agent, the Lenders and the Arranger shall have received all fees and other amounts due and payable by the Borrower under this Agreement or pursuant to the Fee and Syndication Letter on or prior to the Effective Date, including, to the extent invoiced at least five Business Days prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder. (d) The Administrative Agent shall have received (i) an opinion letter from Hogan Lovells US LLP, counsel for the Company, dated as of the Effective Date, and (ii) an opinion letter from the General Counsel or Associate General Counsel of the Company, dated as of the Effective Date, in each case, in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Company hereby requests such counsel to deliver such opinions. (e) The Administrative Agent shall have received (i) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower, this Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, (ii) at least five days prior to the Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation, to the extent requested in writing of the Borrower at least 10 days prior to the Effective Date and (iii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Effective Date, any Lender that has requested, in a written notice to the Company at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to each the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (iii) shall be deemed to be satisfied).

57 (f) The Administrative Agent shall have received a draft Offer Press Release or Scheme Press Release (as applicable) in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. SECTION 4.02. Closing Date. Subject to Section 4.03, the obligation of each Lender to make Loans hereunder shall be subject to each of the following conditions precedent having been satisfied (with the Administrative Agent acting reasonably in assessing whether the conditions precedent are satisfied) or waived in accordance with Section 9.02 on or prior to the Long-Stop Date: (a) The Effective Date shall have occurred. (b) The Administrative Agent shall have received the Closing Date Officer’s Certificate. (c) The Administrative Agent shall have received agreed forms of each of the Rubicon Acquisition Documents, without any amendment to, supplement to or modification of any of the terms and conditions of the applicable documents other than in accordance with the provisions of Section 6.07(a)(ii). (d) If the Rubicon Acquisition is pursuant to: (i) a Scheme, then the Scheme Effective Date shall have occurred and the Administrative Agent shall have received certified copies of (A) the Scheme Circular, (B) the Court Order and (C) the Scheme Resolutions; or (ii) an Offer, then the Offer Unconditional Date shall have occurred and the Administrative Agent shall have received certified copies of (A) the Offer Document, (B) the announcement confirming that the Offer Unconditional Date has occurred and (C) a certificate from the receiving agent substantively consistent with a certificate that would be issued for the purposes of Note 7 to Rule 10 of the Takeover Code, in either case, without any amendment to, supplement to or modification of any of the terms and conditions of the applicable Rubicon Acquisition Documents other than in accordance with the provisions of Section 6.07(a)(ii). (e) On the Closing Date, immediately before and after giving effect to the making of and application of proceeds of the Loans, no Certain Funds Event of Default shall have occurred which is continuing and the Certain Funds Representations shall be true and correct in all material respects (or, to the extent qualified by materiality, all respects). (f) All fees then due and payable under this Agreement or the Fee and Syndication Letter shall have been paid or will be paid on the Closing Date with the proceeds of the Loans (or arrangements satisfactory to the Administrative Agent shall otherwise have been made with respect thereto), in each case, to the extent required by the Fee and Syndication Letter or this Agreement to be paid on or prior to the Closing Date, which amounts, at the Borrower’s request, may be offset against the proceeds of the Loans.

58 (g) The Administrative Agent shall have received a Borrowing Request in accordance with the requirements hereof. Promptly upon the occurrence thereof, the Administrative Agent shall notify the Borrower and the Lenders as to the Closing Date, and such notice shall be conclusive, irrevocable and binding. SECTION 4.03. Actions during Certain Funds Period. Notwithstanding anything to the contrary in this Agreement and subject to satisfaction of the conditions set forth in Section 4.01, during the Certain Funds Period no Lender shall (unless (i) in the case of a particular Lender, it would be illegal for such Lender to maintain its Commitments or participate in making the Loans; provided that such Lender has used commercially reasonable efforts to maintain its Commitments or make the Loan through an Affiliate of such Lender not subject to such legal restriction; provided, further, that the occurrence of such event in relation of one Lender shall not relieve any other Lender of its obligations hereunder, (ii) a Certain Funds Event of Default has occurred and is continuing or, in respect of clause (c) below, would result from making such Loans or (iii) in respect of clause (c) below, a Lender is not obligated pursuant to Section 4.02 to make a Loan) be entitled to: (a) cancel or terminate any of its Commitments (subject to any commitment reductions made pursuant to Section 2.09); (b) rescind, terminate or cancel this Agreement or any of the Loans or exercise any similar right or remedy or make or enforce any claim under this Agreement it may have to the extent to do so would prevent or limit the making of its Loans; (c) refuse to participate in the making of its Loans, subject to satisfaction of the conditions set forth in Section 4.02; (d) exercise any right of set-off or counterclaim or similar right or remedy to the extent to do so would prevent or limit the making of its Loans; or (e) cancel, accelerate or cause repayment or prepayment of any amounts owing under this Agreement including, without limitation, to the extent to do so would prevent or limit the making of its Loans; provided, that immediately upon the expiration of the Certain Funds Period, all such rights, remedies and entitlements shall be available to the Lenders notwithstanding that they may not have been used or been available for use during the Certain Funds Period. ARTICLE V Affirmative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Company covenants and agrees with the Lenders that:

59 SECTION 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent (for distribution to each Lender): (a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company from and including the fiscal quarter ending June 30, 2026, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.04 and 6.05; (d) promptly after the sending or filing thereof, copies of all periodic and other reports, proxy statements, registration statements and prospectuses filed by the Company or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or distributed by the Company to its shareholders generally, as the case may be, or proxy statements, registration statements and prospectuses filed by the Company or any Subsidiary with any national securities exchange; (e) [reserved]; and (f) promptly following any request therefor, (i) such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary (subject to the limitation described in the last sentence of Section 5.06), or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request and (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. Notwithstanding anything to the contrary herein, (i) delivery within the 90-day period specified in clause (a) above of copies of the Annual Report on Form 10-K of the Company for each applicable annual period (including all financial statement exhibits and financial statements incorporated by reference therein) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of Section 5.01(a); provided, that the Company

60 shall be deemed to have made such delivery of any Form 10-K if it shall have made such Form 10-K available on “EDGAR” within such 90-day period (such delivery being referred to as “Electronic Delivery”), (ii) delivery within the 45-day period specified in clause (b) above of copies of the Quarterly Report on Form 10-Q of the Company for each applicable quarterly period (including all financial statement exhibits and financial statements incorporated by reference therein) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of Section 5.01(b); provided, that the Company shall be deemed to have made such delivery of any Form 10-Q if it shall have made Electronic Delivery thereof within such 45-day period, (iii) the Company shall be deemed to have made delivery of any reports, statements and other materials specified in clause (d) above if it shall have made Electronic Delivery thereof promptly after the sending or filing thereof and (iv) the Company shall be deemed to have made delivery of any of the items set forth in this Section 5.01 to each Lender upon delivery to the Administrative Agent for posting to an Approved Electronic Platform. SECTION 5.02. Notices of Material Events. The Company will furnish to the Administrative Agent (for distribution to each Lender) written notice of the following as soon as possible and in any event no later than five days after obtaining knowledge thereof: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Subsidiary thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (d) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect; and (e) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Notwithstanding anything to the contrary herein, the Borrower shall be deemed to have made delivery of any notice pursuant to this Section 5.02 to each Lender upon delivery to the Administrative Agent for posting to an Approved Electronic Platform. SECTION 5.03. Existence; Conduct of Business. The Company will, and will cause each of its Material Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (i) its legal existence and (ii) the rights, licenses, permits privileges and franchises material to the conduct of its business, in the case of clause (ii), where the failure to preserve, renew or keep could reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 or any winding up, liquidation or dissolution of any inactive Subsidiaries.

61 SECTION 5.04. Payment of Tax Obligations. The Company will, and will cause each of its Subsidiaries to, pay its Tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where the validity or amount thereof is being contested in good faith by appropriate proceedings and either (a) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05. Maintenance of Properties; Insurance. The Company will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty and condemnation events excepted (provided that this clause (a) shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such discontinuance could not, individually or in the aggregate, reasonably be expected have a Material Adverse Effect), and (b) maintain, with responsible and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. SECTION 5.06. Books and Records; Inspection Rights. The Company will, and will cause each of its Material Subsidiaries to, keep proper books of record and account in which full and correct entries in all material respects are made of all financial transactions in relation to its business and activities in accordance with GAAP or the accounting standard applicable in the jurisdiction where such books and records are kept. The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice and at the Administrative Agent’s or such Lender’s expense if no Default or Event of Default has occurred and is continuing and at the Company’s expense if a Default or an Event of Default has occurred and is continuing, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (so long as an officer of the Company is provided a reasonable opportunity to participate in any such meeting with the independent accountants), all at such reasonable times and as often as reasonably requested; provided that so long as no Default or Event of Default has occurred and is continuing, no more than one such visit or inspection shall be permitted in any calendar year pursuant to this Section; provided, further, that any Information (as defined in Section 9.12) provided to any Person in connection with any such visit or inspection shall be subject to the provisions of Section 9.12, and such Person shall have been made aware of the provisions of Section 9.12. Notwithstanding anything to the contrary in this Section, neither the Company nor any Subsidiary shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their agents) is prohibited by applicable law or any binding confidentiality agreement between the Company or any Subsidiary and a Person that is not the Company or any Subsidiary not entered into in contemplation of preventing such disclosure, inspection, examination or discussion or (iii) is subject to attorney-client or similar privilege or constitutes attorney work-product; provided the Company shall (x) use commercially reasonable efforts to communicate, to the extent permitted, the applicable information in a way that would not violate the applicable law or agreement, and (y) to the extent the Company is unable to disclose any such information, the Company shall notify the Administrative Agent if any such information is being withheld as a result of any such obligation of confidentiality (but solely if providing such notice would not violate such confidentiality obligation). SECTION 5.07. Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority

62 applicable to it or its property, including, without limitation, all Environmental Laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. SECTION 5.08. Use of Proceeds. The proceeds of the Loans will be used only directly or indirectly for Certain Funds Purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, directly, or, to its knowledge, indirectly the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Corruption Laws, (b) for the purpose of directly, or, to its knowledge, indirectly funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.09. Target Refinancing. (a) The Borrower will cause the Target Refinancing to be consummated on the Closing Date. (b) If the Closing Date occurs on or prior to March 12, 2027, the Borrower will cause the Target Floating Rate Notes to be redeemed in full and cancelled no later than June 10, 2027. SECTION 5.10. Closing Date Bring Down Certificate. The Borrower will deliver to the Administrative Agent on the Closing Date a certificate substantially in the form of Exhibit D, dated as of the Closing Date, and signed by a Responsible Officer of the Borrower, certifying that there have been no changes since the Effective Date with respect to the documents delivered or matters certified (as applicable) pursuant to Section 4.01(e) (or otherwise providing updates to such documents or certifications). SECTION 5.11. Irrevocable Undertakings. To the extent that the Borrower obtains any Irrevocable Undertakings, the Borrower will promptly deliver certified copies of such Irrevocable Undertakings to the Administrative Agent. ARTICLE VI Negative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Company covenants and agrees with the Lenders that: SECTION 6.01. Subsidiary Indebtedness. The Company will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness under the Credit Documents; (b) Indebtedness existing on the Effective Date that is either set forth on Schedule 6.01 or has a committed or principal amount of not greater than $25,000,000 individually or $50,000,000 in the

63 aggregate, and any renewals, extensions or refinancings thereof, provided that the principal amount of such Indebtedness is not increased at the time of such renewal, extension or refinancing thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such renewal, extension or replacement; (c) Indebtedness of any Subsidiary to the Company or any other Subsidiary; (d) Guarantees by any Subsidiary of Indebtedness of the Company or any other Subsidiary; (e) Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof except by an amount equal to any premium, accrued and unpaid interest or other amount paid that does not constitute a repayment of any principal, and fees and expenses incurred, in connection with such renewal, extension or replacement; provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement; (f) obligations under (i) Swap Agreements entered into to hedge or mitigate risks to which any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Company or any of its Subsidiaries) or (ii) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Subsidiary; (g) Indebtedness (if any) of any Subsidiary arising or deemed to arise out of any Permitted Receivable Sales Transaction; (h) Indebtedness arising under notional pooling cash management arrangements to the extent not matched by cash deposits of any Subsidiary or in connection with commodities or securities accounts; (i) Indebtedness of any Subsidiary which constitutes Receivables Transaction Attributed Indebtedness or Permitted Commodity Repurchase Agreement Indebtedness in an aggregate principal amount (when aggregated with the aggregate outstanding amount of Receivables Transaction Attributed Indebtedness and Permitted Commodity Repurchase Agreement Indebtedness of the Company and its Subsidiaries) not exceeding $275,000,000 at any time outstanding; (j) Indebtedness of any Person which becomes a Subsidiary after the date hereof existing prior to the acquisition thereof or of its parent by the Company or any Subsidiary and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof except by an amount equal to any premium, accrued and unpaid interest or other amount paid that does not constitute a repayment of any principal, and fees and expenses incurred, in connection with such renewal, extension or replacement; provided that (i) such Indebtedness is not incurred in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, and (ii) neither the Company nor any other Subsidiary shall be liable for such Indebtedness; (k) unsecured Indebtedness in respect of letters of credit, bank guarantees and similar instruments issued for the account of any Subsidiary in the ordinary course of business supporting

64 obligations under (i) workers’ compensation, unemployment insurance and other social security laws, (ii) bids, trade contracts, leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and obligations of a like nature and (iii) other obligations that do not constitute Indebtedness; (l) Indebtedness in respect of netting services, overdraft protections and otherwise arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds, overdraft or any similar services, in each case in the ordinary course of business; (m) Indebtedness in the form of purchase price adjustments and earn-outs incurred in connection with any Acquisition or joint venture investment not prohibited hereunder; (n) Indebtedness owing to any insurance company in connection with the financing of insurance premiums permitted by such insurance company in the ordinary course of business; (o) Indebtedness of any Subsidiary Borrower (as defined in the Existing Credit Agreement as of the date hereof) under the Existing Credit Agreement in an aggregate principal amount not exceeding $500,000,000; and (p) other Indebtedness of any Subsidiary so long as, both before and after giving effect to the incurrence of such Indebtedness, the Company is in pro-forma compliance with Section 6.04 as of the date of such incurrence. Notwithstanding the foregoing, the Company will not permit the aggregate principal amount of Indebtedness and other obligations of the Company’s Subsidiaries outstanding at any time and (A) incurred or permitted pursuant to clause (j) or (p) of this Section 6.01 or (B) secured by Liens permitted under Section 6.02(o) to, collectively, exceed the greater of (x) $980,000,000 and (y) an amount equal to 15% of the Consolidated Net Assets of the Company and its Subsidiaries (determined by reference to the most recent consolidated financial statements of the Company delivered pursuant to Section 5.01 (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01, the most recent financial statements referred to in Section 3.04(a)). SECTION 6.02. Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or on any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Permitted Encumbrances; (b) any Lien on any property or asset of the Company or any Subsidiary existing on the Effective Date and that either is set forth in Schedule 6.02 or encumbers property or assets with a fair market value, and securing obligations having a committed or principal amount, in each case, of not greater than $25,000,000 individually or $50,000,000 in the aggregate; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium, accrued and unpaid interest or other amount paid that does not constitute a repayment of any principal, and fees and expenses incurred, in connection with such renewal, extension or replacement;

65 (c) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium, accrued and unpaid interest or other amount paid that does not constitute a repayment of any principal, and fees and expenses incurred, in connection with such renewal, extension or replacement; (d) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such Liens, in the case of Liens on assets of Subsidiaries, secure Indebtedness of Subsidiaries permitted by clause (d) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Company or any Subsidiary; provided, further, that individual financings of equipment or other fixed or capital assets otherwise permitted to be secured hereunder provided by any Person (or its Affiliates) may be cross-collateralized to other such financings provided by such Person (or its Affiliates); (e) Liens upon assets of an SPC granted in connection with a Permitted Securitization (including customary backup Liens granted by the transferor in accounts receivable and related rights or assets transferred to an SPC); (f) Liens on the property or assets of any Subsidiary securing Indebtedness owing to the Company or any Wholly-Owned Subsidiary; (g) customary Liens and setoff rights securing obligations in respect of notional pooling cash management arrangements and commodities and securities accounts; (h) customary Liens incurred in connection with any transfer of an interest in accounts receivable or related assets as part of a Permitted Receivable Sales Transaction; (i) Liens arising from precautionary filings in respect of (i) operating leases and (ii) credit and cash management programs between third parties and customers of the Company or customers of any Subsidiary of the Company under which the Company or such Subsidiary does not have any Indebtedness; (j) any interest or title of a lessor in the property (and the proceeds, accession or products thereof) subject to any operating lease, and Liens arising from Uniform Commercial Code financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to true leases or leases permitted hereunder; (k) Liens, if any, in favor of the Administrative Agent on cash collateral delivered pursuant to Section 2.06(j);

66 (l) Liens on cash and cash equivalents deposited with a trustee or a similar Person to defease or to satisfy and discharge any Indebtedness, provided that such defeasance or satisfaction and discharge is permitted hereunder; (m) Liens on the net cash proceeds of any Indebtedness incurred to finance an Acquisition held in escrow by a third party escrow agent prior to the release thereof from escrow; (n) Liens on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (o) other Liens securing obligations at no time exceeding the amount permitted pursuant to the final sentence of Section 6.01; and (p) Liens created over any Commodity Purchase Agreement Property and securing Permitted Commodity Repurchase Agreement Indebtedness permitted hereunder. SECTION 6.03. Fundamental Changes; Asset Sales. The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it (in each case, with respect to any Subsidiary, other than in connection with the Rubicon Acquisition), or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the consolidated assets of the Company and its consolidated Subsidiaries, taken as a whole (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge or consolidate with or into any other Subsidiary, (ii) any Subsidiary may merge into the Company, (iii) the Borrower and any Subsidiary may merge or consolidate with or into any other Person, and (iv) any Subsidiary may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders; provided that in the case of clauses (i) through (iii) of the foregoing, in the case of any such merger or consolidation of the Company with or into another Person (such that the Company is not the surviving corporation), the Person with or into which the Company is merged or consolidated shall (A) first or simultaneously with such merger or consolidation agree to be bound by the terms hereof and of the Credit Documents and assume the Company’s obligations hereunder and thereunder pursuant to an agreement or instrument satisfactory in form and substance to the Administrative Agent (and shall thereafter be the Company hereunder), (B) to the extent requested by any Lender, have promptly provided to such Lender all documentation and other information that may be required by such Lender in order to enable compliance with applicable “know-your-customer” and anti- money laundering rules and regulations, including information required by the Patriot Act and the Beneficial Ownership Regulation and (C) be a corporation organized under the laws of the United States of America or any State thereof. SECTION 6.04. Maximum Leverage Ratio. The Company will not, as of any Measurement Date, permit the Leverage Ratio to exceed 3.50:1.00; provided that (a) so long as no Event of Default exists at such time or would result therefrom (after giving effect to this proviso), the Company may elect to increase the maximum Leverage Ratio permitted under this Section 6.04 to 4.00:1.00 for a period of four consecutive fiscal quarters following the consummation of a Material Acquisition occurring during the first of such four fiscal quarters (each such period of four consecutive fiscal quarters, an “Adjusted Covenant Period”) and (b) notwithstanding clause (a) above, the Company may not elect a new Adjusted Covenant Period for at least two full fiscal quarters following the end of another Adjusted Covenant Period; provided,

67 further, that an Adjusted Covenant Period may only be elected if the Company is implementing a corresponding acquisition holiday under the Existing Credit Agreement (including any replacement thereof). SECTION 6.05. Minimum Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio as of the end of any Measurement Date to be less than 3.50:1.00. SECTION 6.06. Outbound Investment Rules. The Company will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person” as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered transaction” in which the relevant “covered foreign person” is engaged in any activity referred to in the definition of “prohibited transaction,” as each such term is defined in the Outbound Investment Rules, or (ii) any other activity that would cause the Administrative Agent or any Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. SECTION 6.07. Scheme and Offer. (a) The Borrower covenants and agrees that from the Effective Date it will: (i) Not release any Press Release unless (i) other than pursuant to Section 6.07(a)(vi), that Press Release is consistent in all material respects with the draft of the Press Release delivered to the Administrative Agent pursuant to Section 4.01(f), subject to, in the case of any Press Release issued after the initial Press Release, such amendments as are not Materially Adverse Amendments, and (ii) such Press Release contains a recommendation by the board of directors of the Target to vote in favor of, or to accept, the Offer or Scheme (as appropriate). (ii) Except as consented to by the Arranger in advance in writing (such consent not to be unreasonably withheld, delayed or conditioned), ensure that the terms of the Offer or Scheme as set out in the Offer Documents or the Scheme Documents (as the case may be and, in each case, other than the Press Release) are consistent in all material respects with the form of the respective press release delivered to the Administrative Agent pursuant to Section 4.01(f) subject, in the case of a Scheme, to any variation required by the Court or the Takeover Panel (as applicable) and, in each case, provided that such variations would not contravene Section 6.07(b). Except as consented to by the Arranger (acting on behalf of each of the Lenders) in advance in writing, in the case of an Offer, the Acceptance Condition shall be not capable of being satisfied, unless acceptances have been received that would, when aggregated with all Target Shares (excluding shares held in treasury) directly or indirectly owned by the Borrower, result in the Borrower (directly or indirectly) holding shares representing, in any case, at least 75% of all Target Shares on a fully diluted basis (excluding any shares held in treasury) as at the date on which the Offer is declared unconditional as to acceptances (the “Minimum Acceptance Level”). (iii) Comply with those provisions of the Takeover Code and those laws and regulations material in relation to the Offer or Scheme, subject to any consents, waivers or dispensations granted by any applicable regulator and save where non-compliance would not be materially prejudicial to the interests of the Lenders (taken as a whole). (iv) Promptly provide the Administrative Agent with updates, as and when and to the extent reasonably requested in writing as to the status and progress of the Scheme or Offer (including, in the case of an Offer, the current level of acceptances, the implementation and exercise

68 of the Squeeze-Out Rights and the dispatch of any Squeeze-Out Notices (if relevant) but excluding, in the case of a Scheme, the current level of proxies received and notified to the Target in respect of the Scheme and any other information not freely supplied by the Target), any regulatory and anti-trust clearances required in connection with the Rubicon Acquisition and such other information as it may reasonably request regarding the status of the Rubicon Acquisition subject to any confidentiality, regulatory or other restrictions relating to the supply of such information. (v) Deliver to the Administrative Agent copies of each Press Release, each Offer Document, any receiving agent letter, any Scheme Document, any notices delivered and details of any determinations made in connection with the Takeover Code or the Offer Documents or the Scheme Documents (as the case may be), all other material announcements and documents published or delivered pursuant to the Offer or Scheme and all material legally binding agreements entered into by the Borrower in connection with an Offer or Scheme to the extent material to the interests of the Lenders (as reasonably determined by the Borrower), in each case, except to the extent it is prohibited by law or regulation from doing so. (vi) In the event that a Scheme is switched to an Offer or vice versa (which the Borrower shall be entitled to do on multiple occasions provided that it complies with the terms of this Agreement that set forth the requirements relating to the terms of a Scheme or Offer, the UK Companies Act 2006 and the Takeover Code), except as consented to by the Arranger in writing (such consent not to be unreasonably withheld, delayed or conditioned), ensure that the terms and conditions contained in the Offer Documents or the Scheme Documents (whichever is applicable) are consistent in all material respects with those set out in the Press Release delivered to the Administrative Agent pursuant to Section 4.01(f) other than (x) any changes permitted to be made in accordance with Section 6.07(b) or which are required to reflect the change in legal form to an Offer or a Scheme, (y) in the case of a Scheme, any variation required by the Court or (z) any amendments that are not Materially Adverse Amendments. (vii) In the case of an Offer, should the Borrower become entitled to exercise its Squeeze-Out Rights, promptly ensure that Squeeze-Out Notices are delivered to the relevant holders of shares in Target and otherwise comply with all of the applicable provisions of sections 979 to 981 of the UK Companies Act 2006 to enable it to exercise its Squeeze-Out Rights, and, unless an application to court is made under section 986 of the UK Companies Act 2006, cause the Squeeze-Out to be consummated within 90 days after the date on which the Borrower first becomes entitled to exercise such Squeeze-Out Rights. (viii) The Borrower shall not take any action, and procure that none of its Affiliates nor any person acting in concert with it takes any action, which may require the Borrower to make a mandatory offer for the Target Shares in accordance with Rule 9 of the Takeover Code or which would require a change to be made to the terms of the Scheme or the Offer (as the case may be) pursuant to the Takeover Code which change would be a Materially Adverse Amendment. (ix) Prior to the issue of the relevant Press Release, the Borrower shall not and shall procure that no other Subsidiary shall at any time (including following the Offer Unconditional Date or Scheme Effective Date) make any public announcement or public statement (other than in the relevant Press Release or Rubicon Acquisition Document) concerning this Agreement or the parties to this Agreement (other than the Borrower) in connection with the financing of the Rubicon Acquisition without the prior written consent of the Arranger (such consent not to be unreasonably withheld, conditioned or delayed) or unless required to do so pursuant to a determination by the Takeover Panel or the Court (as applicable) or any applicable

69 law, rule or regulation, including, without limitation, the rules of the London Stock Exchange or any other applicable stock exchange, governmental or other regulatory authority. (x) The Borrower, in the case of an Offer, shall not declare the Offer unconditional as to acceptances unless the Minimum Acceptance Level is achieved or the prior consent of the Arranger (acting on behalf of each of the Lenders) in writing has been obtained. (xi) From the Closing Date, the Borrower shall: (A) if the Acquisition is being effected by way of the Scheme, cancel the trading of the Target Shares on the London Stock Exchange and to re-register the Target as a private limited company under the laws of England and Wales within 60 days of the Scheme Effective Date; and (B) if the Acquisition is being effected by way of an Offer, to the extent the Borrower has received acceptances representing at least 75% of the Target Shares on the Closing Date, cancel the trading of the Target Shares on the London Stock Exchange and re-register the Target as a private limited company in each case (unless prevented by law, regulation or court) under the laws of England and Wales within 60 days of the Closing Date. (b) Except as consented to by the Arranger in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Borrower covenants and agrees that from the Effective Date it will not amend, treat as satisfied or waive (i) any term or condition of the Scheme Documents or the Offer Documents, as applicable, other than any such amendment, treatment or waiver which is not a Materially Adverse Amendment, or (ii) if the Rubicon Acquisition is proceeding as an Offer, the Acceptance Condition if the effect of such amendment, treatment or waiver would be that the Acceptance Condition would be capable of being satisfied at a level less than the Minimum Acceptance Level. ARTICLE VII Events of Default SECTION 7.01. Events of Default. The following events shall each constitute an “Event of Default” hereunder: (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Section 7.01) payable under this Agreement or any other Credit Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days; (c) any representation or warranty made or deemed made by or on behalf of the Company or any Subsidiary in writing in connection with this Agreement or any Credit Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any other

70 Credit Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to the Company’s existence) or 5.08 or in Article VI; (e) the Company shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender); (f) the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (subject to any applicable grace period); (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) customary non-default mandatory prepayment requirements, including mandatory prepayment events associated with asset sales, casualty events, debt or equity issuances, extraordinary receipts or borrowing base limitations, (ii) any prepayment, repurchase, redemption or defeasance of any Indebtedness incurred for the purposes of financing any Acquisition if the related Acquisition is not consummated, (iii) any Indebtedness that becomes due as a result of a voluntary prepayment, repurchase, redemption or defeasance thereof, or any refinancing thereof, permitted under this Agreement or (iv) in the case of any Swap Agreement, termination events or equivalent events pursuant to the terms of such Swap Agreement not arising as a result of a default by the Company or any Subsidiary thereunder; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Company or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) the Company or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

71 (k) one or more judgments for the payment of money in an aggregate amount in excess of $250,000,000 (other than to the extent any such judgment is covered by insurance (other than under a self-insurance program) provided by a financially sound insurer to the extent a claim therefor has been made in writing and liability therefor has not been denied by the insurer) shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment; (l) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or (m) a Change in Control shall occur. SECTION 7.02. Remedies Upon an Event of Default. If an Event of Default shall occur (other than an event with respect to the Borrower described in Section 7.01(h) or Section 7.01(i)), and at any time thereafter during the continuance of such Event of Default, subject to Section 4.03, the Administrative Agent may with the consent of the Required Lenders, and at the request of the Required Lenders shall, by notice to the Company, take any or all of the following actions, at the same or different times: (a) terminate the Commitments, and thereupon the Commitments shall terminate immediately; (b) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder and under any other Credit Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Credit Documents and applicable law. If an Event of Default described in Section 7.01(h) or Section 7.01(i) occurs with respect to the Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder and under any other Credit Document, including any break funding payment or prepayment premium, shall automatically become due and payable, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding anything in this Agreement to the contrary, for a period commencing on the Closing Date and ending on the date falling 120 days after the Closing Date (the “Clean-up Date”), notwithstanding any other provision of any Credit Document, any breach of covenants, misrepresentation or other Default (other than a breach of or Default with respect to Section 6.04 or 6.05) which arises only with respect to the Target and its subsidiaries will be deemed not to be a breach of representation or warranty, a breach of covenant or an Event of Default, as the case may be, if: (a) it is capable of remedy and reasonable steps are being taken to remedy it; (b) the circumstances giving rise to it have not knowingly been procured by or approved by Borrower or its Subsidiaries (other than the Target and its subsidiaries); and (c) it has not had, and is not reasonably likely to have, a material adverse effect on (i) the financial condition, assets, liabilities, operations or business of the Borrower and its Subsidiaries, taken as a whole or (ii) the Borrower’s ability

72 to perform and comply with its monetary obligations under this Agreement and each other Credit Document. If the relevant circumstances are continuing on or after the Clean-up Date, there shall be a breach of representation or warranty, breach of covenant or Event of Default, as the case may be, notwithstanding the above. SECTION 7.03. Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Company or the Required Lenders all payments received on account of the Obligations shall, subject to Section 2.20, be applied by the Administrative Agent as follows: (a) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.03 and amounts pursuant to Section 2.12(c) payable to the Administrative Agent in its capacity as such); (b) second, to payment of that portion of the Obligations constituting fees, expenses, indemnities and other amounts payable to the Lenders (including fees and disbursements and other charges of counsel to the Lenders payable pursuant to Section 9.03) arising under the Credit Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them; (c) third, to payment of that portion of the Obligations constituting interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause (c) payable to them; (d) fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans; (e) fifth, to the payment in full of all other Obligations, in each case ratably among the Administrative Agent and the Lenders based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (f) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law. ARTICLE VIII The Administrative Agent SECTION 8.01. Authorization and Action. Each Lender hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Credit Documents and each Lender authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Credit Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Credit Documents.

73 (a) As to any matters not expressly provided for herein and in the other Credit Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Credit Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender; provided that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement or any other Credit Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Credit Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any Affiliate of the Borrower that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (b) In performing its functions and duties hereunder and under the other Credit Documents, the Administrative Agent is acting solely on behalf of the Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Without limiting the generality of the foregoing; (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender other than as expressly set forth herein and in the other Credit Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Credit Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any other Credit Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account; (c) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed

74 by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (d) The Arranger shall have no obligations or duties whatsoever in such capacity under this Agreement or any other Credit Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (e) In case of the pendency of any proceeding with respect to the Borrower under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Credit Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. (f) The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and, except solely to the extent of the Company’s rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Company or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. SECTION 8.02. Administrative Agent’s Reliance, Limitation of Liability, Etc. Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Credit Documents (A) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Credit Documents)

75 or (B) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of the Borrower to perform its obligations hereunder or thereunder. (a) The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under Section 5.02 is given to the Administrative Agent by the Company, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Company or a Lender. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Credit Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Credit Document or the occurrence of any Default or Event of Default, (D) the sufficiency, validity, enforceability, effectiveness or genuineness of any Credit Document or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Article IV or elsewhere in any Credit Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent. or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Specified Liabilities, costs or expenses suffered by the Borrower, any Subsidiary or any Lender as a result of, any determination of the total Outstanding Amount, any of the component amounts thereof or any portion thereof attributable to each Lender. (b) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made by or on behalf of the Borrower in connection with this Agreement or any other Credit Document, (v) in determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender sufficiently in advance of the making of such Loan and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Credit Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties

76 (whether or not such Person in fact meets the requirements set forth in the Credit Document for being the maker thereof). SECTION 8.03. Posting of Communications. The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders by posting the Communications on IntraLinksTM, DebtDomain, SyndTrak, ClearPar or any other substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (a) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (b) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE.” THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, THE ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. (c) Each Lender agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Credit Documents. Each Lender agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (d) Each of the Lenders and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on

77 the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (e) Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document. SECTION 8.04. The Administrative Agent Individually. With respect to its Commitment and Loans, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms “Lenders,” “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders. SECTION 8.05. Successor Administrative Agent. The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders and the Company, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, (i) the Administrative Agent may appoint one of its Affiliates as a successor Administrative Agent and (ii) if the Administrative Agent has not appointed one of its Affiliates as a successor Administrative Agent pursuant to clause (i) above, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days (or such earlier day as shall be agreed by the Required Lenders and so long as an Event of Default has not occurred and is continuing, the Company) after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case (other than if the Administrative Agent appoints one of its Affiliates as a successor Administrative Agent pursuant to clause (i) above), such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld and shall not be required while an Event of Default under paragraphs (a), (b), (h) and (i) of Section 7.01 has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Credit Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Credit Documents. (a) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties

78 of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Credit Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Credit Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. SECTION 8.06. Acknowledgments of Lenders. Each Lender represents and warrants that (i) the Credit Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder. (a) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Credit Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Credit Document pursuant to which it shall have become a Lender hereunder. (b) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a

79 demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of setoff or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error. (i) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (ii) The Borrower hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower. (iii) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Credit Document. (c) The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Borrower) between the Borrower and its Affiliates, on the one hand, and JPMorgan Chase Bank, N.A. and its Affiliates, on the other hand. Without limiting the foregoing, the Borrower or its Affiliates may provide information, including updates to previously provided information to JPMorgan Chase Bank, N.A. and/or its Affiliates acting in different capacities, including as Lender, lead bank, Arranger or potential securities investor, independent of such entities’ role as Administrative Agent hereunder. The Lenders acknowledge that neither JPMorgan Chase Bank, N.A. nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Credit Document, except for notices, reports and other documents expressly required to be furnished to the

80 Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and the Borrower, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Administrative Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of the Borrower. SECTION 8.07. Certain ERISA Matters. Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Section VI of PTE 84-14) that (I) is not ineligible pursuant to Section I(g) of PTE 84-14 and (II) has satisfied the requirements of Section I(k) of PTE 84-14, (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub- sections (b) through (f) of Section I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Section I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless clause (i) in the immediately preceding paragraph (a) of this Section is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in clause (iv) in the immediately preceding paragraph (a) of this Section, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a

81 Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, the Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto). (c) The Administrative Agent and the Arranger hereby inform the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments, this Agreement and any other Credit Documents (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 8.08. Borrower Communications. (a) The Administrative Agent and the Lenders agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through IntraLinksTM, DebtDomain, SyndTrak, ClearPar or any other substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”). (b) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system), each of the Lenders and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, THE ARRANGER OR ANY OF

82 THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL EXCEPT FOR ANY SUCH DIRECT DAMAGES (AS OPPOSED TO SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, CLAIMS IN RESPECT OF WHICH ARE HEREBY WAIVED BY THE COMPANY TO THE EXTENT PERMITTED BY APPLICABLE LAW) TO THE EXTENT THEY ARE FOUND BY A FINAL, NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION TO RESULT FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH APPLICABLE PARTY. “Borrower Communications” means, collectively, any Borrowing Request, Interest Election Request, notice of prepayment, notice requesting the issuance or other notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Credit Document or the transactions contemplated therein which is distributed by the Borrower to the Administrative Agent through an Approved Borrower Portal. (d) Each of the Lenders and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (e) Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document. ARTICLE IX Miscellaneous SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or email, as follows: (i) if to the Company, to it at Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154, Attention of Kevin Wilson, Vice President and Corporate Treasurer (Telecopy No. (708) 551-2630, Email: kevin.wilson@ingredion.com), with a copy to Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154, Attention of Tanya Jaeger de Foras, Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Compliance Officer (Telecopy No. (708) 551-2801); (ii) if to the Administrative Agent from the Borrower, to JPMorgan, at the address separately provided to the Borrower; (iii) if to the Administrative Agent from any Lender, to JPMorgan, at the address separately provided by the Administrative Agent to such Lender; and

83 (iv) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Approved Electronic Platforms or Approved Borrower Portals, to the extent provided in paragraph (b) below, shall be effective as provided in such paragraph (b). (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by using Approved Electronic Platforms or Approved Borrower Portals (as applicable), in each case, pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. (a) Subject to Sections 2.14(b), (c) and (e) and paragraph (d) below (as each of the foregoing Sections are in effect on the Effective Date), neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or by the Company and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase, extend or re-instate

84 the Commitment of any Lender without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 4.02 or of any Default or a mandatory reduction in Commitments is not considered an increase in Commitments of any Lender), (ii) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder or under any other Credit Document, in each case, without the written consent of each Lender affected thereby (except (x) any waiver of or amendment to any default interest applicable pursuant to Section 2.13(c) and (y) any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement), none of which shall constitute a reduction in the rate of interest or fees for purposes of this clause (ii)), (iii) postpone the scheduled date of payment of the principal amount of any Loan, or date for the payment of any interest thereon or any fees payable hereunder or under any other Credit Document, or reduce the amount of, waive or excuse any such payment or change the currency or form of any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby (except any waiver of or amendment to any default interest applicable pursuant to Section 2.13(c)), (iv) change Section 2.09 or Section 2.18(b) or (c) in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.20(b) or 7.03 without the written consent of each Lender, (vi) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender or (vii) without the prior written consent of each Lender directly and adversely affected thereby, contractually subordinate the Obligations hereunder to any other Indebtedness; provided, further, that no such agreement shall (i) amend, modify or waive Section 2.20 without the prior written consent of the Administrative Agent or (ii) amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent. (b) No amendment or amendment and restatement of this Agreement which is in all other respects approved by the Lenders in accordance with this Section 9.02 shall require the consent or approval of any Lender (i) which immediately after giving effect to such amendment or amendment and restatement, shall have no Commitment or other obligation to maintain or extend credit under this Agreement (as so amended or amended and restated)and (ii) which, substantially contemporaneously with the effectiveness of such amendment or amendment and restatement, is paid in full all amounts owing to it hereunder (including, without limitation principal, interest and fees and amounts due pursuant to Sections 2.15, 2.16 and 2.17). From and after the effectiveness of any such amendment or amendment and restatement, any such Lender shall be deemed to no longer be a “Lender” hereunder or a party hereto; provided, that any such Lender shall retain the benefit of indemnification and other provisions hereof which, by the terms hereof would survive a termination of this Agreement. (c) Notwithstanding anything to the contrary contained herein: (i) if the Administrative Agent and the Company acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Credit Document, then the Administrative Agent and the Company shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement; (ii) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Credit Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii), (iii) or

85 (iv) of the first proviso of paragraph (b) of this Section and then only in the event such Defaulting Lender shall be directly and adversely affected by such amendment, waiver or other modification; and (iii) the Fee and Syndication Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. (d) Modifications to Existing Credit Agreement. (i) If the Required Lenders (as defined in the Existing Credit Agreement) agree in writing to amend, modify, waive or restate any of the terms of the Existing Credit Agreement relating to reporting requirements, representations and warranties, affirmative covenants, negative covenants, financial covenants, changes in GAAP, events of default and associated definitions (the “Existing Credit Agreement Provisions”) (which may include a written waiver of an existing actual or potential default or event of default that is intended to be eliminated by such amendment, modification, waiver or restatement) (each of the foregoing, an “Existing Credit Agreement Modification”), then (a) any Lender that is also (or whose Affiliate is) a “Lender” under the Existing Credit Agreement who affirmatively agreed to such Existing Credit Agreement Modification shall be deemed to have consented to a corresponding amendment, modification, waiver or restatement of the terms of this Agreement corresponding to the Existing Credit Agreement Provisions amended, modified, waived or restated by the Existing Credit Agreement Modification (a “Corresponding Modification”) and (b) if the Lenders described in clause (a) above constitute the Required Lenders, then, unless the Borrower notifies the Administrative Agent that this Agreement shall not require a Corresponding Modification, simultaneously with the effectiveness of such Existing Credit Agreement Modification, the applicable provisions of this Agreement shall be deemed automatically amended, modified or restated, or such waiver, consent or approval granted, pursuant to a Corresponding Modification in a manner consistent with the Existing Credit Agreement Modifications under the Existing Credit Agreement; provided, further that no Existing Credit Agreement Modification shall amend, waive, modify or impact the Certain Funds Representations, the Certain Funds Covenants, the Certain Funds Events of Default or any other provision which would have the effect of modifying the conditions precedent in Section 4.01 or Section 4.02 of this Agreement. If requested by the Borrower or the Administrative Agent, the Borrower, the Administrative Agent and each approving Lender (including any Lender deemed to have approved as described above) shall execute and deliver a written amendment to, restatement of, or waiver, consent or approval under, this Agreement memorializing such modification, restatement, waiver, consent or approval. Notwithstanding anything to the contrary in this Section 9.02(d), the terms of this Section 9.02(d) shall not apply to, and no Corresponding Modification shall become effective with respect to, any amendment, modification, restatement, waiver, consent or approval to the extent that such action requires the consent of each Lender, each Lender affected thereby, each Lender directly and adversely affected thereby or any other Lender or class of Lenders whose consent is expressly required thereunder (other than Required Lenders), unless such consent has been obtained in accordance with Section 9.02(b). (ii) At any time that the Administrative Agent is not an Existing Credit Agreement Lender, the Borrower agrees to provide the Administrative Agent with (x) a copy of all draft documents distributed to the “Lenders” under the Existing Credit Agreement with respect to the Existing Credit Agreement Modification promptly upon such distribution and (y) a final, executed copy of each document in respect of each Existing Credit Agreement Modification.

86 SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arranger and its Affiliates, including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent, in connection with the syndication of the credit facility provided for herein, the preparation and administration of this Agreement or any other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) [reserved] and (iii) all reasonable and documented out-of- pocket expenses incurred by the Administrative Agent or any Lender, including the reasonable fees, charges and disbursements of one primary counsel and one local counsel in each specialty and relevant jurisdiction and, in the case of an actual or perceived conflict of interest, one or more additional counsel of the applicable type for each group of Persons similarly situated taken as a whole, for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Credit Document, including its rights under this Section, or in connection with the Loans issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such. (a) Limitation of Liability. To the extent permitted by applicable law (i) the Borrower shall not assert, and the Borrower hereby waives, any claim against the Administrative Agent, the Arranger and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Specified Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet, any Approved Electronic Platform and any Approved Borrower Portal) other than for direct, actual damages resulting from the gross negligence or willful misconduct of such Lender-Related Person as determined by a final, non-appealable judgment of a court of competent jurisdiction, and (ii) no party hereto shall assert, and each such party hereby waives, any Specified Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof; provided that, nothing in this Section 9.03(b) shall relieve the Company of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (b) Company Indemnity. The Company shall indemnify the Administrative Agent, the Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, Specified Liabilities and related expenses, including the reasonable and documented out-of- pocket fees, charges and disbursements of any one primary counsel and one local counsel in each specialty and relevant jurisdiction for all Indemnitees in connection with the indemnification claims arising out of the same facts or circumstances and, in the case of an actual or perceived conflict of interest, one or more additional counsel of the applicable type for each group of affected Indemnitees similarly situated taken as a whole, without duplication of amounts paid pursuant to Section 2.17, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by the Borrower or

87 its respective equity holders, Affiliates or creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, Specified Liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee (or any Related Party), (y) from a breach in bad faith of any obligation of such Indemnitee (or any Related Party) hereunder or under any other Credit Document or (z) any disputes solely among Indemnitees (other than (A) any claims directly resulting from an act or omission by the Company or any of its Affiliates or (B) any claims against any Indemnitee acting in its capacity or in fulfilling its role as Administrative Agent, Arranger or similar role under the Credit Documents). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (c) Lender Reimbursement. Each Lender severally agrees to pay any amount required to be paid by the Company under paragraph (a), (b) or (c) of this Section 9.03 to the Administrative Agent and each Related Party of any of the Administrative Agent (each, an “Agent Related Person”) (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their respective Applicable Percentage in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), and agrees to indemnify and hold each Agent Related Person harmless from and against any and all Specified Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Specified Liability or related expense, as the case may be, was incurred by or asserted against such Agent Related Person in its capacity as such; provided, further, that no Lender shall be liable for the payment of any portion of such Specified Liabilities, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from such Agent Related Party’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (d) All amounts due under this Section shall be payable not later than ten Business Days after written demand (accompanied by reasonably detailed invoices) therefor. SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

88 (a) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than any Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of: (A) the Company, provided that no consent of the Borrower shall be required for an assignment (I) to a Lender or, following the Certain Funds Period, an Affiliate of a Lender or an Approved Fund or (II) if an Event of Default pursuant to paragraph (a), (b), (h) or (i) of Section 7.01 (but limited to a Certain Funds Event of Default during the Certain Funds Period) has occurred and is continuing, any other assignee; provided, further, that following the Certain Funds Period, the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; and (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment or Loan to an assignee that is a Lender (other than a Defaulting Lender) with a Commitment or Outstanding Amount immediately prior to giving effect to such assignment. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Loans, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the “trade date” under the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000, aggregated across Affiliates and Approved Funds, unless each of the Company and the Administrative Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an (x) Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its Affiliates and their related parties or their respective securities) will be made available and who may receive such

89 information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; and (E) no such assignment shall be made to (1) a natural person, (2) a Defaulting Lender or its Lender Parent, (3) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business, or (4) the Borrower or any of their Affiliates (any Person described in this clause (E) being referred to as an “Ineligible Institution”). For the purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. (i) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (ii) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States of America a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (iii) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee (or, to the extent applicable, an agreement

90 incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants), the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section, any written consent to such assignment required by paragraph (b) of this Section and, if such assignee is a Foreign Lender, compliance by such Person with Section 2.17(f), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (b) (i) Any Lender may, without the consent of, or notice to, the Borrower or the Administrative Agent sell participations to one or more banks or other entities (other than an Ineligible Institution) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. (i) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such Participant is entitled to receive a greater payment as a result of a Change in Law that occurs after the Participant acquired the applicable participation. A Participant shall not be entitled to the benefits of Section 2.17 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(f) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the

91 Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (c) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender or its parent, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof. SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Credit Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (a) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Credit Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Credit Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Credit Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to, any Credit Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other

92 electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent. and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including, without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Credit Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Credit Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waive any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Credit Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Credit Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waive any claim against any Lender-Related Person for any Specified Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Specified Liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, subject to Section 4.03, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held, and other obligations at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the Obligations now or hereafter existing under this Agreement or any other Credit Document to such Lender or their respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Credit Document and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent

93 for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and the other Credit Documents shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply. (b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Credit Document, any claims brought against the Administrative Agent or any of its Related Parties relating to this Agreement, any other Credit Document, or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. (c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Credit Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against the Borrower or its properties in the courts of any jurisdiction, (d) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

94 SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors for reasons reasonably related to this Agreement or the Lender’s internal procedures relating to credit facilities (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (in which case such Person agrees to use commercially reasonable efforts to inform the Company promptly thereof prior to such disclosure to the extent practicable and not prohibited by applicable law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder or under any other Credit Document, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap, insurance or derivative transaction relating to the Borrower and its obligations, (g) on a confidential basis to (1) any rating agency in connection with rating the Company or its Subsidiaries or the credit facility provided for herein, (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facility provided for herein, or (3) any third party service providers to the Administrative Agent or the Lenders in connection with administration and processing of the Loans or their loan portfolios, (h) with the consent of the Company or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Company. For the purposes of this Section, “Information” means all information received from the Company relating to the Company or its business, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Company and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. For the avoidance of doubt, nothing in this Section 9.12 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the

95 extent that any such prohibition on disclosure set forth in this Section 9.12 shall be prohibited by the laws or regulations applicable to such Regulatory Authority. Each of the Administrative Agent and the Lenders acknowledges that it is aware of the terms and requirements of Practice Statement No. 25 (Debt Syndication During Offer Periods) issued by the Takeover Panel. EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON- PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON- PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE COMPANY OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE COMPANY AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. SECTION 9.14. No Fiduciary Duty, etc. The Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Credit Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Credit Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or a non-fiduciary agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation

96 and appraisal of the transactions contemplated herein or in the other Credit Documents, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto. (a) The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, in addition to providing or participating in commercial lending facilities such as that provided hereunder, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which the Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (b) In addition, the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Company or its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Credit Documents or its other relationships with the Company or its Subsidiaries in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Credit Documents, or to furnish to the Borrower, confidential information obtained from other companies. SECTION 9.15. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies such Person, which information includes the names and addresses of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act. SECTION 9.16. Conversion of Currencies. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (a) The obligations of the Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss and if the amount of the Agreement Currency so purchased exceeds

97 the sum originally due to the Applicable Creditor in the Agreement Currency, the Applicable Creditor agrees to remit such excess to the Borrower. The obligations of the Borrower contained in this Section 9.16 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder. SECTION 9.17. [Reserved]. SECTION 9.18. [Reserved]. SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. [Signature Pages Follow]

Signature Page to 364-Day Bridge Loan Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. INGREDION INCORPORATED By: /s/ Jason A. Payant __________________________ Name: Jason A. Payant Title: Interim Chief Financial Officer By: /s/ C. Kevin Wilson _________________________ Name: C. Kevin Wilson Title: Vice President and Corporate Treasurer

Signature Page to 364-Day Bridge Loan Agreement JPMORGAN CHASE BANK, N.A., individually as a Lender and as the Administrative Agent By: /s/ Gregory T. Martin ________________________ Name: Gregory T. Martin Title: Executive Director

Schedule 1.01 PRICING SCHEDULE APPLICABLE RATE LEVEL I STATUS LEVEL II STATUS LEVEL III STATUS Term Benchmark Spread and RFR Spread 1.125% 1.25% 1.375% ABR Spread 0.125% 0.25% 0.375% Ticking Fee Rate 0.10% 0.125% 0.125% The Applicable Rate at each level of the foregoing Pricing Schedule (other than with respect to the Ticking Fee Rate) shall increase by 25 basis points on each of the 90th, 180th and 270th day after the Closing Date. For the avoidance of doubt, if the Company has no Rating, then the Applicable Rate shall be set at Level III Status. For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule: “Applicable Rating” means (i) if the Company shall maintain one Rating, the Company’s single Rating shall apply, (ii) if the Company shall maintain a Rating from only two Rating Agencies, then the higher of such Ratings shall apply, unless there is a split in Ratings of more than one ratings level, in which case the Rating that is one level lower than the higher of the Company’s two Ratings shall apply and (iii) if the Company shall maintain a Rating from all three Rating Agencies, if (x) two Ratings are equivalent and the third Rating is lower, the higher Rating shall apply, (y) two Ratings are equivalent and the third Rating is higher, the lower Rating shall apply and (z) no Ratings are equivalent, the Rating that is neither the highest nor the lowest Rating shall apply; provided that if the Ratings established or deemed to have been established by any Rating Agency shall be changed (other than as a result of a change in the rating system of such Rating Agency), such change shall be effective as of the third Business Day following the date on which it is first announced by the applicable Rating Agency. Notwithstanding the foregoing, for purposes of determining the Applicable Rating for purposes of the Ticking Fee Rate only, (x) the Rating for Fitch shall not apply and (y) only clauses (i) and (ii) of the preceding sentence with respect to the Ratings from S&P and/or Moody’s shall apply. “Fitch” means Fitch Ratings, Inc. (or any successor to its ratings agency business). “Level I Status” exists at any date if the Company’s Applicable Rating is Baa1 or BBB+, as applicable, or better. “Level II Status” exists at any date if (i) the Company has not qualified for Level I Status and (ii) the Company’s Applicable Rating is BBB or Baa2, as applicable, or better.

2 “Level III Status” exists at any date if the Company has not qualified for Level I Status or Level II Status. “Moody’s” means Moody’s Investors Service, Inc. “Rating” means, at any time, a rating (after giving effect to the Transactions) issued by a Ratings Agency and then in effect with respect to the Company’s senior unsecured long-term debt securities without third-party credit enhancement. “Ratings Agency” means any of Moody’s, Fitch or S&P. “S&P” means Standard and Poor’s Financial Services LLC (or any successor to its ratings agency business). “Status” means Level I Status, Level II Status or Level III Status. The Applicable Rate shall be determined in accordance with the foregoing table based on the Company’s Status, as applicable, based on its then-current Ratings.

3 Schedule 2.01 Commitments Lender Tranche A Commitment Tranche B Commitment Total Commitment JPMorgan Chase Bank, N.A. $1,475,000,000 $2,750,000,000 $4,225,000,000 TOTAL $1,475,000,000 $2,750,000,000 $4,225,000,000